EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                      Deutsche Bank National Trust Company
               (Exact name of trustee as specified in its charter)

300 South Grand Avenue
Los Angeles, California 90071                                         13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)

                                IndyMac ABS, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                              95-4685267
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)

155 North Lake Avenue
Pasadena, California                                                       91101
(Address of principal executive offices)                              (Zip Code)

      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4
                       (Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16. List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -

Certificate of the Comptroller of the Currency dated September 19, 2006.

Exhibit 3 -

Certification of Fiduciary Powers dated September 19, 2006.

Exhibit 4 -

Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -

Not Applicable.

Exhibit 6 -

Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -

Reports of Condition of Deutsche Bank National Trust Company, dated as of September 30, 2006.

SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 6th day of December, 2006.

                      Deutsche Bank National Trust Company
                      By: /s/ Barbara Campbell
                          --------------------
                      Barbara Campbell
                      Vice President

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)

                                        IN TESTIMONY WHEREOF, I have hereunto
                                        subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002

                                        /s/ John D. Hawke, Jr.
                                        Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT
                                       OF
                             ARTICLES OF ASSOCIATION
                                       OF
                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

            I, David Abramson, certify that:

            1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

            2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

            RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

                  The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                        The authorized amount of capital stock of this
            Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                        No holder of shares of the capital stock of any class of
            the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time deterine and at such price as the Board of Directors may from time to time fix.

                        If the capital stock is increased by a stock dividend,
            each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                        The Association, at any time and from time to time, may
            authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  3. The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

                  4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

                  IN WITNESS WHEREOF, I have set my hand and the seal of this
            Association this 22nd day of January, 1992.

                                        /s/ David Abramson
                                            --------------
                                        David Abramson
                                        Secretary

                                        DATE ACCEPTED: February 10, 1992

                                                         /s/ John C. Beers
                                                             -------------
                                                    BY: John C. Beers
                                                    Acting Director for Analysis
                                                    Western District

                         BT TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION

      I, DAVID ABRAMSON, certify that:

      I am the duly constituted Secretary of BT Trust Company of California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the Association's Shareholders, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

      FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association.

And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.

Dated: March 20, 1987

                                                     /s/ David Abramson
                                                         --------------
                                                     Secretary

                                    EXHIBIT A

                                                                Filed
                                                     Comptroller of The Currency
                                                           Northeastern District
                                                           Date FEB 13 1986

              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION

      For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:
            FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

            SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

            THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty- five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

            FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

            Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

            FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

            No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

            If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

            The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

            SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

            The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

            SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

            EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

            NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

            TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

            The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

            ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

            TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel                                         10/7/85
Peter E. Lengyel                                             date

/s/ Harold K. Atkins                                         10/7/85
Harold K. Atkins                                             date

/s/ John L. Murphy                                           10/7/85
John L. Murphy                                               date

/s/ Allan C. Martin                                          10/7/85
Allan C. Martin                                              date

/s/ Rein Lumi                                                10/7/85
Rein Lumi                                                    date

/s/ Gerard P. Hourihan                                       10/7/85
Gerard P. Hourihan                                           date

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

State of New York
County of New York

            Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

            Witness my hand and seal of office this 7 day of October, 1985.

                                             /s/ David Abramson
                                                  Notary Public

                                                 DAVID ABRAMSON
                               Notary Public, State of New York
                                                 No. 60-0007785
                              Commission Expires March 30, 1987

                                    EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315

April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY  10019

Re: Title Change
    Bankers Trust Company of California, N.A.
    Los Angeles, California
    Charter No. 18608

Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,

/s/ James A. Bundy
James A. Bundy
Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION

      I, DAVID ABRAMSON, certify that:

      1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

      RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

            FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

      FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

      2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

      3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

      4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

      IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

                                                              /s/ David Abramson
                                                                  --------------
                                                              Secretary

State of New York )
                  ) ss.:
County of New York)

On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ Sandra L. West
    --------------
Notary Public

                                 Sandra L. West
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                      Commission Expires September 19, 2002

Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
                 --------------
James A. Bundy, Licensing Manager
Date: 4/4/03

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                               IN TESTIMONY WHEREOF, I have
                                               hereunto subscribed my name and
                                               caused my seal of office to be
                                               affixed to these presents at the
                                               Treasury Department, in the City
                                               of Washington and District of
                                               Columbia, this 17th day of May,
                                               2002.

                                               /s/ John D. Hawke, Jr.
                                                   ------------------
                                               Comptroller of the Currency

                                                 Deutsche Bank

Office of the Secretary            OCC           Bankers Trust Corporation
                             Mar 29 2002         31 West 52nd Street, NYC09-0810
Sandra L. West               Western District    New York, NY 10019
Assistant Secretary                              Tel 212 469-8174
                                                 Fax 646-324-9056

                                                 sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re: Bankers Trust Company of California, National Association (Charter No.
    18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

    From: Bankers Trust Company of California, National Association

    To:   Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy
March 28, 2002
Page 2

it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

            c/o Deutsche Bank
            31 West 52nd Street - M/S NYC09-0810
            New York, NY 10019
            Phone:  (212) 469-8174
            Fax:  (646) 324-9056

                                                     Sincerely yours,

                                                     BANKERS TRUST CORPORATION

                                                     By: /s/ Sandra L. West
                                                             --------------
                                                             Sandra L. West
                                                             Assistant Secretary

enclosures

cc: Joseph Marcy, OCC Lead Trust Examiner

    Foy B. Hester, Vice President and Controller
    Bankers Trust Company of California, N.A,

    David Abramson, Secretary and Counsel
    Bankers Trust Company of California, N.A.

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                       CERTIFICATE OF CORPORATE EXISTENCE

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this September 19, 2006.

            /s/ John C. Dugan
            Comptroller of the Currency

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                         Certificate of Fiduciary Powers

I, John C. Dugan, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this September 19, 2006.

                                                  /s/ John C. Dugan
                                                  Comptroller of the Currency

            BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                     BY-LAWS
                                    ARTICLE I

Meetings of Shareholders

            Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

            Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

            Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

            Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

            Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II
                                    Directors

            Section 2.1. Board of Directors. The board of directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

            Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

            Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

            Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

            Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

            Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

            Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                   ARTICLE III

                             Committees of the Board

            Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

            In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

            Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

            Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV

                             Officers and Employees

            Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

            Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

            Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

            Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

            Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

            Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                    ARTICLE V

                                Trust Department

            Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

            Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

            Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

            Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

            Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

            Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE VI

                           Stock and Stock Certificate

            Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

            Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VII

                                 Corporate Seal

            The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                  (    of    )
                                  (    Seal  )

                                  ARTICLE VIII

                            Miscellaneous Provisions

            Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

            Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

            Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX

                                     By-Laws

            Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

            Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

December 6, 2006

            Deutsche Bank National Trust Co.
            By: /s/ Barbara Campbell
                --------------------
            Barbara Campbell
            Vice President

Institution Name Deutsche Bank National Trust Company
Institution Address 300 SOUTH GRAND AVENUE, 41ST FLOOR
LOS ANGELES CA 90071

Certificate Number 26732

Selected Form CALL 41
Selected Report Date 09/30/2006

                SELECTED
SELECTED          MDRM     DENAME
 DENAME          NUMBER     VALUE       FFIEC ITEM DESCRIPTION
                                        Consolidated Report of Condition for Insured Commercial and State Chartered Savings Banks
                                        All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
                                        Schedule RC Balance Sheet
                                        Dollar Amounts in Thousands
                                        ASSETS
                                        1. Cash and balances due from depository institutions (from Schedule RC A)
NONINTBAL       RCON0081   203          1.a. Noninterest bearing balances and currency and coin*
INTBAL          RCON0071   11030        1.b. Interest bearing balances**
                                        2. Securities
SECURHTM        RCON1754   0            2.a. Held to maturity securities (from Schedule RC B, column A)
SECURAFS        RCON1773   85688        2.b. Available for sale securities (from Schedule RC B, column D)
                                        3. Federal funds sold and securities purchased under agreements to resell
FFSDOM1D        RCONB987   0            3.a. Federal funds sold
SPURDF          RCONB989   0            3.b. Securities purchased under agreements to resell***
                                        4. Loans and lease financing receivables (from Schedule RC C)
SALELNLSE       RCON5369   0            4.a. Loans and leases held for sale
LOANLSENUI      RCONB528   0            4.b. Loans and leases, net of unearned income
RESLOANS        RCON3123   0            4.c. LESS: Allowance for loan and lease losses
LOANLSENET      RCONB529   0            4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)
TRADEAST        RCON3545   0            5. Trading assets (from Schedule RC D)
BKPRMFF         RCON2145   3953         6. Premises and fixed assets (including capitalized leases)
RE              RCON2150   0            7. Other real estate owned (from Schedule RC M)
INVSUB          RCON2130   0            8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC M)
                                        9. Not applicable
                                        10. Intangible assets
GOODWILL        RCON3163   0            10.a. Goodwill
OTHINGASET      RCON0426   0            10.b. Other intangible assets (from Schedule RC M)
OASSETS         RCON2160   35498        11. Other assets (from Schedule RC F)
ASSETS          RCON2170   136372       12. Total assets (sum of items 1 through 11)
                                        LIABILITIES
                                        13. Deposits
DEPOSITS        RCON2200   0            13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E)
NONINTDEP       RCON6631   0            13.a.(1) Noninterest bearing****
INTBEARDEP      RCON6636   0            13.a.(2) Interest bearing
                                        13.b. Not applicable
                                        14. Federal funds purchased and securities sold under agreements to repurchase
FFPDOMO         RCONB993   0            14.a. Federal funds purchased*****
SSOLDDF         RCONB995   0            14.b. Securities sold under agreements to repurchase******
TRADELIAB       RCON3548   0            15. Trading liabilities (from Schedule RC D)
OTHBMONEY       RCON3190   0            16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC M)
                                        17. and 18. Not applicable
SUBND           RCON3200   0            19. Subordinated notes and debentures*******
OLIAB           RCON2930   25140        20. Other liabilities (from Schedule RC G)
LIABIL          RCON2948   25140        21. Total liabilities (sum of items 13 through 20)
OLMINOR         RCON3000   0            22. Minority interest in consolidated subsidiaries
                                        EQUITY CAPITAL
PERPPFDSTK      RCON3838   0            23. Perpetual preferred stock and related surplus
COMPAR          RCON3230   50000        24. Common stock
SURPLUS         RCON3839   50000        25. Surplus (exclude all surplus related to preferred stock)
UNDIVDAGG       RCON3632   11217        26.a. Retained earnings
ACCOMINC        RCONB530   15           26.b. Accumulated other comprehensive income********
OTHEQCAP        RCONA130   0            27. Other equity capital components*********
CAPITAL         RCON3210   111232       28. Total equity capital (sum of items 23 through 27)
TOTLICAP        RCON3300   136372       29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)
                                        Memorandum
                                        To be reported with the March Report of Condition.
AUDIT_C         RCON6724                M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2005
                                        1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
                                        2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
                                        3 = Attestation on bank management's assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm
                                        4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
                                        5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)
                                        6 = Review of the banks financial statements by external auditors
                                        7 = Compilation of the banks financial statements by external auditors
                                        8 = Other audit procedures (excluding tax preparation work)
                                        9 = No external audit work
                                        * Includes cash items in process of collection and unposted debits.
                                        ** Includes time certificates of deposit not held for trading.
                                        *** Includes all securities resale agreements, regardless of maturity.
                                        **** Includes total demand deposits and noninterest bearing time and savings deposits.
                                        ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
                                        ****** Includes all securities repurchase agreements, regardless of maturity.
                                        ******* Includes limited life preferred stock and related surplus.
                                        ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
                                        ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.
                                        Schedule RC A Cash and Balances Due From Depository Institutions
                                        Schedule RC A is to be completed only by banks with $300 million or more in total assets.
                                        Exclude assets held for trading.
                                        1. Cash items in process of collection, unposted debits, and currency and coin
CASHITM         RCON0020                1.a. Cash items in process of collection and unposted debits
COIN            RCON0080                1.b. Currency and coin
                                        2. Balances due from depository institutions in the U.S.
BALUSFOR        RCON0083                2.a. U.S. branches and agencies of foreign banks
BALUSUS         RCON0085                2.b. Other commercial banks in the U.S. and other depository institutions in the U.S.
                                        3. Balances due from banks in foreign countries and foreign central banks
BALFORUS        RCON0073                3.a. Foreign branches of other U.S. banks
BALFORNUS       RCON0074                3.b. Other banks in foreign countries and foreign central banks
FEDRES          RCON0090                4. Balances due from Federal Reserve Banks
TOTCASH         RCON0010   11233        5.Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)
                                        Schedule RC B Securities
                                        Exclude assets held for trading
USTRESHAM       RCON0211   0            1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)
USTRESHFV       RCON0213   0            1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)
USTRESAAM       RCON1286   27715        1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)
USTRESAFV       RCON1287   27735        1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)
                                        2. U.S. Government agency obligations (exclude mortgage backed securities)
ISSBYUSHAM      RCON1289   0            2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized Cost)
ISSBYUSHFV      RCON1290   0            2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)
ISSBYUSAAM      RCON1291   0            2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized Cost)
ISSBYUSAFV      RCON1293   0            2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)
ISSBYAGHAM      RCON1294   0            2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column A) Amortized
                                        Cost)
ISSBYAGHFV      RCON1295   0            2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column B) Fair
                                        Value)
ISSBYAGAAM      RCON1297   57330        2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column C)
                                        Amortized Cost)
ISSBYAGAFV      RCON1298   57336        2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column D) Fair
                                        Value)
SECSPSHAM       RCON8496   0            3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                        (Column A) Amortized Cost)
SECSPSHFV       RCON8497   0            3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                        (Column B) Fair Value)
SECSPSAAM       RCON8498   0            3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                        (Column C) Amortized Cost)
SECSPSAFV       RCON8499   0            3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                        (Column D) Fair Value)
                                        4. Mortgage backed securities (MBS)
                                        4.a. Pass-through securities
PASSGTYHAM      RCON1698   0            4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column A) Amortized Cost)
PASSGTYHFV      RCON1699   0            4.a.(1) Guaranteed by GNMA ((Held to maturity) (Column B) Fair Value)
PASSGTYAAM      RCON1701   0            4.a.(1) Guaranteed by GNMA ((Available for sale) (Column C) Amortized Cost)
PASSGTYAFV      RCON1702   0            4.a.(1) Guaranteed by GNMA ((Available for sale) (Column D) Fair Value)
PASSISSHAM      RCON1703   0            4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)
PASSISSHFV      RCON1705   0            4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)
PASSISSAAM      RCON1706   0            4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)
PASSISSAFV      RCON1707   0            4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)
PASSPVTHAM      RCON1709   0            4.a.(3) Other pass through securities ((Held to maturity) (Column A) Amortized Cost)
PASSPVTHFV      RCON1710   0            4.a.(3) Other pass through securities ((Held to maturity) (Column B) Fair Value)
PASSPVTAAM      RCON1711   0            4.a.(3) Other pass through securities ((Available for sale) (Column C) Amortized Cost)
PASSPVTAFV      RCON1713   0            4.a.(3) Other pass through securities ((Available for sale) (Column D) Fair Value)
                                        4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)
CMOISSHAM       RCON1714   0            4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A)
                                        Amortized Cost)
CMOISSHFV       RCON1715   0            4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair
                                        Value)
CMOISSAAM       RCON1716   0            4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C)
                                        Amortized Cost)
CMOISSAFV       RCON1717   0            4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair
                                        Value)
CMOCOLHAM       RCON1718   0            4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                        ((Held to maturity) (Column A) Amortized Cost)
CMOCOLHFV       RCON1719   0            4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                        ((Held to maturity) (Column B) Fair Value)
CMOCOLAAM       RCON1731   0            4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                        ((Available for sale) (Column C) Amortized Cost)
CMOCOLAFV       RCON1732   0            4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA
                                        ((Available for sale) (Column D) Fair Value)
CMOPVTHAM       RCON1733   0            4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized Cost)
CMOPVTHFV       RCON1734   0            4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair Value)
CMOPVTAAM       RCON1735   0            4.b.(3) All other mortgage backed securities ((Available for sale) (Column C) Amortized
                                        Cost)
CMOPVTAFV       RCON1736   0            4.b.(3) All other mortgage backed securities ((Available for sale) (Column D) Fair Value)
CALLC026        RCONC026   0            5. Asset backed securities (ABS) ((Held-to-maturity(Column A) Amortized Cost)
CALLC988        RCONC988   0            5. Asset backed securities (ABS) ((Held-to-maturity (Column B) Fair Value)
CALLC989        RCONC989   0            5. Asset backed securities (ABS) ((Available-for-sale (Column C) Amortized Cost)
CALLC027        RCONC027   0            5. Asset backed securities (ABS) ((Available-for-sale (Column D) Fair Value)
                                        6. Other debt securities
ODOMDBTHAM      RCON1737   0            6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)
ODOMDBTHFV      RCON1738   0            6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)
ODOMDBTAAM      RCON1739   0            6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)
ODOMDBTAFV      RCON1741   0            6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)
FORDBTHAM       RCON1742   0            6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)
FORDBTHFV       RCON1743   0            6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)
FORDBTAAM       RCON1744   0            6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)
FORDBTAFV       RCON1746   0            6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)
EQFVMUTAAM      RCONA510   617          7. Investments in mutual funds and other equity securities with readily determinable fair values*** ((Available for sale) (Column C) Amortized Cost)
EQFVMUTAFV      RCONA511   617          7. Investments in mutual funds and other equity securities with readily determinable fair values***((Available for sale) (Column D) Fair Value)
TOTHTMAMRT      RCON1754   0            8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                        (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column A)
                                        Amortized Cost)
TOTHTMFVAL      RCON1771   0            8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                        (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column B)
                                        (Column B) Fair Value)
TOTAFSAMRT      RCON1772   85662        8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                        (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column C)
                                        Amortized Cost)
TOTAFSFVAL      RCON1773   85688        8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                        (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column D) Fair
                                        Value) Memoranda
SECPLEDGED      RCON0416   597          M.1. Pledged securities****
                                        M.2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)
                                        M.2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of ***,****
NMTGDBT3LES     RCONA549   22827        M.2.a.(1) Three months or less
NMTGDBT3_12     RCONA550   42593        M.2.a.(2) Over three months through 12 months
NMTGDBT1_3      RCONA551   19651        M.2.a.(3) Over one year through three years
NMTGDBT3_5      RCONA552   0            M.2.a.(4) Over three years through five years
NMTGDBT5_15     RCONA553   0            M.2.a.(5) Over five years through 15 years
NMTGDBTOV15     RCONA554   0            M.2.a.(6) Over 15 years
                                        M.2.b. Mortgage pass through securities backed by closed end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:******,********
MTGPASS3LES     RCONA555   0            M.2.b.(1) Three months or less
MTGPASS3_12     RCONA556   0            M.2.b.(2) Over three months through 12 months
MTGPASS1_3      RCONA557   0            M.2.b.(3) Over one year through three years
MTGPASS3_5      RCONA558   0            M.2.b.(4) Over three years through five years
MTGPASS5_15     RCONA559   0            M.2.b.(5) Over five years through 15 years
MTGPASSOV15     RCONA560   0            M.2.b.(6) Over 15 years
                                        M.2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********
OTHMBS3LES      RCONA561   0            M.2.c.(1) Three years or less
OTHMBSOVR3      RCONA562   0            M.2.c.(2) Over three years
DBTSECLT1       RCONA248   65420        M.2.d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)
AMRTRANSEC      RCON1778   0            M.3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at date of sale or transfer)
                                        M.4. Structured notes (included in the held to maturity and available for sale accounts in
                                        Schedule RC B, items 2, 3, 5, and 6)
STRUNOTEAM      RCON8782   0            M.4.a. Amortized cost
STRUNOTEFV      RCON8783   0            M.4.b. Fair value
                                        Memorandaum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.**********
                                        M.5. Asset-backed securities (ABS)(for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC B, item 5):
CRCDRCVHAM      RCONB838   0            M.5.a. Credit card receivables ((Held to maturity) (Column A) Amortized Cost)
CRCDRCVHFV      RCONB839   0            M.5.a. Credit card receivables ((Held to maturity) (Column B) Fair Value)
CRCDRCVAAM      RCONB840   0            M.5.a. Credit card receivables ((Available for sale) (Column C) Amortized Cost)
CRCDRCVAFV      RCONB841   0            M.5.a. Credit card receivables ((Available for sale) (Column D) Fair Value)
HEQLHAM         RCONB842   0            M.5.b. Home equity lines ((Held to maturity) (Column A) Amortized Cost)
HEQLHFV         RCONB843   0            M.5.b. Home equity lines ((Held to maturity) (Column B) Fair Value)
HEQLAAM         RCONB844   0            M.5.b. Home equity lines ((Available for sale) (Column C) Amortized Cost)
HEQLAFV         RCONB845   0            M.5.b. Home equity lines ((Available for sale) (Column D) Fair Value)
AUTOLHAM        RCONB846   0            M.5.c. Automobile loans ((Held to maturity) (Column A) Amortized Cost)
AUTOLHFV        RCONB847   0            M.5.c. Automobile loans ((Held to maturity) (Column B) Fair Value)
AUTOLAAM        RCONB848   0            M.5.c. Automobile loans ((Available for sale) (Column C) Amortized Cost)
AUTOLAFV        RCONB849   0            M.5.c. Automobile loans ((Available for sale) (Column D) Fair Value)
CONSLNHAM       RCONB850   0            M.5.d. Other consumer loans ((Held to maturity) (Column A) Amortized Cost)
CONSLNHFV       RCONB851   0            M.5.d. Other consumer loans ((Held to maturity) (Column B) Fair Value)
CONSLNAAM       RCONB852   0            M.5.d. Other consumer loans ((Available for sale) (Column C) Amortized Cost)
CONSLNAFV       RCONB853   0            M.5.d. Other consumer loans ((Available for sale) (Column D) Fair Value)
CIABSHAM        RCONB854   0            M.5.e. Commercial and industrial loans ((Held to maturity) (Column A) Amortized Cost)
CIABSHFV        RCONB855   0            M.5.e. Commercial and industrial loans ((Held to maturity) (Column B) Fair Value)
CIABSAAM        RCONB856   0            M.5.e. Commercial and industrial loans ((Available for sale) (Column C) Amortized Cost)
CIABSAFV        RCONB857   0            M.5.e. Commercial and industrial loans ((Available for sale) (Column D) Fair Value)
OTHABSHAM       RCONB858   0            M.5.f. Other ((Held to maturity) (Column A) Amortized Cost)
OTHABSHFV       RCONB859   0            M.5.f. Other ((Held to maturity) (Column B) Fair Value)
OTHABSAAM       RCONB860   0            M.5.f. Other ((Available for sale) (Column C) Amortized Cost)
OTHABSAFV       RCONB861   0            M.5.f. Other ((Available for sale) (Column D) Fair Value)
                                        * Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime
                                        Administration obligations, and Export Import Bank participation certificates.
                                        ** Includes obligations (other than mortgage backed securities) issued by the Farm Credit
                                        System, the Federal Home Loan banks system, the Federal Home Loan Mortgage Corporation, the
                                        Federal National Mortgage Association, the Financing Corporation, Resolution Funding
                                        Corporations, the Student Loan Marketing Association, and the Tennessee Valley Authority
                                        *** Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock in
                                        Schedule RC F, item 4.
                                        **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.
                                        ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.
                                        ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
                                        ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in
                                        Schedule RC N, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a, columns A and D.
                                        ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1-4 family residential mortgages included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.a, sum of columns A and
                                        D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC B, item 4.a, columns A and D.
                                        ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b, sums of columns A and D.
                                        ********** The $1 billion asset size test is generally based on the total assets reported in the June 30, 2005, Report of Condition.
                                        Schedule RC C Loans and Lease Financing Receivables
                                        Part I. Loans and Leases
                                        Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commericial paper.
                                        1. Loans secured by real estate
RECONS          RCON1415   0            1.a. Construction, land development, and other land loans ((Column B) To Be Completed by
                                        All Banks)
REFARM          RCON1420   0            1.b. Secured by farmland (including farm residential and other improvements) ((Column B) To
                                        Be Completed by All Banks)
                                        1.c. Secured by 1 to 4 family residential properties
RELINEOFCR      RCON1797   0            1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) To Be Completed by All Banks)
                                        1.c.(2) Closed end loans secured by 1 to 4 family residential properties
REFAMFSTLN      RCON5367   0            1.c.2.(a) Secured by first liens ((Column B) To Be Completed by All Banks)
REFAMJRLN       RCON5368   0            1.c.2.(b) Secured by junior liens ((Column B) To Be Completed by All Banks)
REMLTAGG        RCON1460   0            1.d. Secured by multifamily (5 or more) residential properties ((Column B) To Be Completed by All Banks)
RENONFARM       RCON1480   0            1.e. Secured by nonfarm nonresidential properties ((Column B) To Be Completed by All Banks)
FNCOMACC        RCON1288   0            2. Loans to depository institutions and acceptances of other banks ((Column B) To Be
                                        Completed by All Banks)
                                        2.a. To commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
COMUSBAF        RCONB532                2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
COMUSOCUS       RCONB533                2.a.(2) To other commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300
                                        Million or More in Total Assets*)
OTHDIUS         RCONB534                2.b. To other depository institutions in the U.S. ((Column A) To Be Completed by Banks with
                                        $300 Million or More in Total Assets*)
                                        2.c. To banks in foreign countries
FORBRUS         RCONB536                2.c.(1) To foreign branches of other U.S. banks ((Column A) To Be Completed by Banks with
                                        $300 Million or More in Total Assets*)
FOROFOR         RCONB537                2.c.(2) To other banks in foreign countries ((Column A) To Be Completed by Banks with $300
                                        Million or More in Total Assets*)
FARM            RCON1590   0            3. Loans to finance agricultural production and other loans to farmers ((Column B) To Be
                                        Completed by All Banks)
CILOANS         RCON1766   0            4. Commercial and industrial loans
CILNSUS         RCON1763                4.a. To U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or
                                        More in Total Assets*)
CILNSNUS        RCON1764                4.b. To non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300
                                        Million or More in Total Assets*)
                                        5. Not applicable
                                        6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)
LINDCRCD        RCONB538   0            6.a. Credit cards ((Column B) To Be Completed by All Banks)
LINDRECV        RCONB539   0            6.b. Other revolving credit plans ((Column B) To Be Completed by All Banks)
OTHERLNIND      RCON2011   0            6.c. Other consumer loans (includes single payment, installment, and all student loans)
                                        ((Column B) To Be Completed by All Banks)
OLOANSFG        RCON2081   0            7. Loans to foreign governments and official institutions (including foreign central banks)
                                        ((Column B) To Be Completed by All Banks)
STPOLLOANS      RCON2107   0            8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. ((Column B) To Be Completed by All Banks)
OLOANSAGG       RCON1563   0            9. Other loans ((Column B) To Be Completed by All Banks)
SECLOANAGG      RCON1545                9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column A) To Be
                                        Completed by Banks with $300 Million or More in Total Assets*)
OLOANSOTH       RCON1564                9.b. All other loans (exclude consumer loans) ((Column A) To Be Completed by Banks with $300
                                        Million or More in Total Assets*)
DIRLSFIN        RCON2165   0            10. Lease financing receivables (net of unearned income) ((Column B) To Be Completed by All
                                        Banks)
LEASEUS         RCON2182                10.a. Of U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)
LEASENONUS      RCON2183                10.b. Of non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300
                                        Million or More in Total Assets*)
UNINC           RCON2123   0            11. LESS: Any unearned income on loans reflected in items 1 through 9 above ((Column B) To
                                        Be Completed by All Banks)
TOTLNSLSE       RCON2122   0            12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)
                                        (must equal Schedule RC, sum of items 4.a and 4.b) ((Column B) To Be Completed by All Banks)
                                        Memoranda
RESTRLOANS      RCON1616   0            M.1. Loans and leases restructured and in compliance with modified terms (included in
                                        Schedule RC C, part I, and not reported as past due or nonaccrual in Schedule RC N,
                                        Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and other personal expenditures)
                                        M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status)
                                        M.2.a. Closed end loans secured by first liens on 1-4 family residential properties
                                        (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of**,***
LNFSTLN3LES     RCONA564   0            M.2.a.(1) Three months or less
LNFSTLN3_12     RCONA565   0            M.2.a.(2) Over three months through 12 months
LNFSTLN1_3      RCONA566   0            M.2.a.(3) Over one year through three years
LNFSTLN3_5      RCONA567   0            M.2.a.(4) Over three years through five years
LNFSTLN5_15     RCONA568   0            M.2.a.(5) Over five years through 15 years.
LNFSTLNOV15     RCONA569   0            M.2.a.(6) Over 15 years
                                        M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) EXCLUDING closed end loans secured by first liens on 1 to 4 family residential properties (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above)
                                        with a remaining maturity or next repricing date of *,***
LNLSOTH3LES     RCONA570   0            M.2.b.(1) Three months or less
LNLSOTH3_12     RCONA571   0            M.2.b.(2) Over three months through 12 months
LNLSOTH1_3      RCONA572   0            M.2.b.(3) Over one year through three years
LNLSOTH3_5      RCONA573   0            M.2.b.(4) Over three years through five years
LNLSOTH5_15     RCONA574   0            M.2.b.(5) Over five years through 15 years.
LNLSOTHOV15     RCONA575   0            M.2.b.(6) Over 15 years
LNLSLT1         RCONA247   0            M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)
RECONSTRLN      RCON2746   0            M.3. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column B*****
ADJLNFSTLN      RCON5370   0            M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties (included in Schedule RC C, part I, item 1.c.(2)(a), column B)
LNSRENUS        RCONB837                M.5. To be completed by banks with $300 million or more in total assets*
                                        Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)
                                        Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
OUTSCCF         RCONC391   0            M.6. Outstanding credit card fees and finance charges included in Schedule RC C, part I, item 6.a
                                        Memorandum item 7 is to be completed by all banks.
                                        M.7. Purchased impaired loans held for investment accounted for in accordance with AICPA
                                        Statement of Position 03-3 (exclude loans held for sale)
CALLC779        RCONC779   0            M.7.a. Outstanding balance
CALLC780        RCONC780   0            M.7.b. Carrying amount included in Schedule RC C, part I, items 1 through 9
                                        Part II. Loans to Small Businesses and Small Farms
                                        Schedule RC C, Part II is to be reported only with the June Report of Condition.
                                        Report the number and amount currently outstanding as of June 30 of business loans with original amounts of $1,000,000 or less and farm loans with original amounts of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan:
                                        (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date.
                                        However, if the amount currently outstanding as of the report date exceeds this size, the
                                        "original" amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "originial amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger. Loans to Small
                                        Businesses
BUSLNSIND       RCON6999                1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by nonfarm nonresidential properties
                                        If YES, complete items 2.a and 2.b below, skip items 3 and 4,and go to item 5.
                                        If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                                        If NO and your bank has no loans outstanding in both loan categories, skip items 2 through
                                        4,and go to item 5.
                                        2. Report the total number of loans currently outstanding for each of the following Schedule
                                        RC C, part I, loan categories:
NONFARMNUM      RCON5562                2.a. Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)
CILNSUSNUM      RCON5563                2.b. Commercial and industrial loans reported in Schedule RC C, part I, item 4.6 (Note: Item
                                        4,6 divided by the number of loans should NOT exceed $100,000.)
                                        3. Number and amount currently outstanding of Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (sum of items 3.a through 3.c must be less than
NFRM100NUM      RCON5564                3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
NONFARM100      RCON5565                3.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
NFRM250NUM      RCON5566                3.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                        Loans)
NONFARM250      RCON5567                3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                        Currently Outstanding)
NFRM1MNUM       RCON5568                3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of
                                        Loans)
NONFRM1M        RCON5569                3.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                        Currently Outstanding)
                                        4. Number and amount currently outstanding of Commercial and industrial loans reported in
                                        Schedule RC C, part I, item 46 (sum of items 4.a through 4.c must be less than or equal to
                                        Schedule RC C, part I, items 4)******
CIUS100NUM      RCON5570                4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
CILNUS100       RCON5571                4.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
CIUS250NUM      RCON5572                4.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                        Loans)
CILNUS250       RCON5573                4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                        Currently Outstanding)
CIUS1MNUM       RCON5574                4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of
                                        Loans)
CILNUS1M        RCON5575                4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                        Currently Outstanding)
                                        Agricultural Loans to Small Farms
FARMLNIND       RCON6860   0            5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC C, part I, item 1.b, and all or substantially all of the dollar volume of your banks "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC C, part I, item 3, have original amounts of $100,000 or less (If you bank has no loans outstanding in both of these two loan categories, place an
                                        'X' in the box marked "NO.")
                                        If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
                                        If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
                                        If NO and your bank has no loans outstanding in both loan categories, do not complete items
                                        6 through 8.
                                        6. Report the total number of loans currently outstanding for each of the following Schedule
                                        RC C, part I, loan categories:
REFARMNUM       RCON5576                6.a. Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should not exceed $100,000)
FARMNUM         RCON5577                6.b. Loans to finance agricultural production and other loans to farmers reported in
                                        Schedule RC C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed
                                        $100,000.)
                                        7. Number and amount currently outstanding of Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b)
REFRM100NM      RCON5578                7.a. With original amounts of $100,000 or less (Column A) Number of Loans ((Column A) Number of Loans)
REFRMLN100      RCON5579                7.a. With original amounts of $100,000 or less (Column B) Amount Currently Outstanding
                                        ((Column B) Amount Currently Outstanding)
REFRM250NM      RCON5580                7.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                        Loans)
REFRMLN250      RCON5581                7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                        Currently Outstanding)
REFRM500NM      RCON5582                7.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of
                                        Loans)
REFRMLN500      RCON5583                7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                        Currently Outstanding)
                                        8. Number and amount currently outstanding of Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (sum of items 8.a through
                                        8.c)
AG100NUM        RCON5584                8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)
AGLN100         RCON5585                8.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)
AG250NUM        RCON5586                8.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                        Loans)
AGLN250         RCON5587                8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                        Currently Outstanding)
AG500NUM        RCON5588                8.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of
                                        Loans)
AGLN500         RCON5589                8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                        Currently Outstanding)
                                        * The $300 million asset size test is generally based on the total assets reported on the
                                        June 30, 2004, Report of Condition.
                                        ** Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
                                        *** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1-4 family residential properties included in Schedule RC N, item
                                        1.c.(2)(a), column C, must equal total closed end loans secured by first liends on 1-4 family residential properties from Schedule RC C, part I, item 1.c.(2)(a), column B
                                        **** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans secured by first liens on 1 to 4 family residential properties included in Schedule RC N, item 1.c.(2)(a),column C, must equal total loand and leases from Schedule RC C, part I, sum of items 1 throught 10, column B, minus total closed-end loans secured by first liends on
                                        1-4 family residential properties from Schedule RC C, part I, item 1.c.(2)(a), column B.
                                        ***** Exclude loans secured by real estate that are included in Schedule RC C, part I, items
                                        1.a through 1.e, column B.
                                        ****** Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC
                                        C, part I, item 4.a., column A, "Commercial and industrial loans to U.S. addressees
                                        Schedule RC D Trading Assets and Liabilities
                                        Schedule RC D is to be completed by banks that reported average trading assets (Schedule RC
                                        K, item 7) of $2 million or more for any quarter of the preceding calendar year.
                                        ASSETS
TAUSTRES        RCON3531   0            1. U.S. Treasury securities
TAGENCYOBL      RCON3532   0            2. U.S. Government agency obligations (exclude mortgage backed securities)
TASECSTPOL      RCON3533   0            3. Securities issued by states and political subdivisions in the U.S.
                                        4. Mortgage backed securities (MBS)
TAPASSFNMA      RCON3534   0            4.a. Pass through securities issued or guaranteed by FNMA, FHLMC, or GNMA
TACMOFNMA       RCON3535   0            4.b. Other mortgage backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
                                        CMOs, REMICs, and stripped MBS)
TAOMRTGSEC      RCON3536   0            4.c. All other mortgage backed securities
TAOTHDBTSE      RCON3537   0            5. Other debt securities
                                        6. - 8. Not applicable
TAOTHER         RCON3541   0            9. Other trading assets
                                        10. Not applicable
TAREVALGNS      RCON3543   0            11. Derivatives with a positive fair value
TOTRADEAST      RCON3545   0            12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)
                                        LIABILITIES
TLSHORTPOS      RCON3546   0            13. Liability for short positions
TLREVALOSS      RCON3547   0            14. Derivatives with a negative fair value
TOTRADELIA      RCON3548   0            15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15)
                                        Schedule RC E Deposit Liabilities
                                        Deposits of
TRANSIPCCK      RCONB549   0            1. Individuals, partnerships, and corporations (include all certified and official checks)
                                        (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))
NTRXIPCCK       RCONB550   0            1. Individuals, partnerships, and corporations (include all certified and official checks)
                                        (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSUSGOV      RCON2202   0            2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))
NONTRANUS       RCON2520   0            2. U.S. Government (Nontransaction Accounts (Column C) Total nontransaction accounts
                                        (including MMDAs))
TRANSSTPOL      RCON2203   0            3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A) Total
                                        transaction accounts (including total demand deposits))
NONTRANST       RCON2530   0            3. States and political subdivisions in the U.S. (Nontransaction Accounts (Column C) Total
                                        nontransaction accounts (including MMDAs))
TRANSCBDEP      RCONB551   0            4. Commercial banks and other depository institutions in the U.S. (Transaction Accounts
                                        ((Column A) Total transaction accounts (including total demand deposits))
NTRXCBDEP       RCONB552   0            4. Commercial banks and other depository institutions in the U.S. (Nontransaction Accounts
                                        (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORBK      RCON2213   0            5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts
                                        (including total demand deposits))
NONTRANFOR      RCON2236   0            5. Banks in foreign countries (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TRANSFORG       RCON2216   0            6. Foreign governments and official institutions (including foreign central banks)
                                        (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits)
NONTRXFORG      RCON2377   0            6. Foreign governments and official institutions (including foreign central banks)
                                        (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
TOTTRANDEP      RCON2215   0            7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))
DEMAND          RCON2210   0            7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a) (Transaction Accounts (Column B) Memo: Total demand deposits (included in
                                        Column A))
TOTNONTRDP      RCON2385   0            7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item
                                        13.a)
                                        (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))
                                        Memoranda
                                        M.1. Selected components of total deposits (i.e., sum of item 7, columns A and C)
IRAKEOGH        RCON6835   0            M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts
BROKERDEP       RCON2365   0            M.1.b. Total brokered deposits
                                        M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above)*****
BROKRLT100      RCON2343   0            M.1.c.(1) Issued in denominations of less than $100,000
BROKR100        RCON2344   0            M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than
                                        $100,000 and participated out by the broker in shares of $100,000 or less
                                        M.1.d. Maturity data for brokered deposits
BKRLT100LT1     RCONA243   0            M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)
BKRGT100LT1     RCONA244   0            M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)
PREFERDEP       RCON5590                M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the
                                        U.S. reported in item 3 above which are secured or collateralized as required under state law) to be completed for the December report only)
                                        M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
                                        M.2.a. Savings deposits
MMDA            RCON6810   0            M.2.a.(1) Money market deposit accounts (MMDAs)
OTHSAVDEP       RCON0352   0            M.2.a.(2) Other savings deposits (excludes MMDAs)
TMUNDER100      RCON6648   0            M.2.b. Total time deposits of less than $100,000
TMDEPGT100      RCON2604   0            M.2.c. Total time deposits of $100,000 or more
                                        M.3. Maturity and repricing data for time deposits of less than $100,000
                                        M.3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of*,**
TMLT1003LES     RCONA579   0            M.3.a.(1) Three months or less
TMLT1003_12     RCONA580   0            M.3.a.(2) Over three months through 12 months
TMLT1001_3      RCONA581   0            M.3.a.(3) Over one year through three years
TMLT100OV3      RCONA582   0            M.3.a.(4) Over three years
TMLT100LT1      RCONA241   0            M.3.b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
                                        (included in Memorandum items 3.a.(1) through 3.a.(2) above)***
                                        M.4. Maturity and repricing data for time deposits of $100,000 or more
                                        M.4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of*,****
TMGT1003LES     RCONA584   0            M.4.a.(1) Three months or less
TMGT1003_12     RCONA585   0            M.4.a.(2) Over three months through 12 months
TMGT1001_3      RCONA586   0            M.4.a.(3) Over one year through three years
TMGT100OV3      RCONA587   0            M.4.a.(4) Over three years
TMGT100LT1      RCONA242   0            M.4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
                                        (included in Memorandum items 4.a.(1) through 4.a.(2) above)***
                                        * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
                                        ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E, Memorandum item
                                        2.b.
                                        *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
                                        **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E, Memorandum item 2.c.
                                        ***** Report Brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less than $100,000.
                                        Report brokered retirement deposit accounts in Memorandum item 1.c.(2) if they have been issued either in denominations of exactly $100,000 through exactly $250,000 or in denominations greater than $100,000 and participated out by the broker in shares of $250,000 or less.
                                        Schedule RC F Other Assets
OAACIRECV       RCONB556   815          1. Accrued interest receivable*
OADEFTAX        RCON2148   2941         2. Net deferred tax assets**
                                        3. Interest only strips receivable (not in the form of a security)*** on
MRTGINTSTRP     RCONA519   0            3.a. Mortgage loans
OTHASTISTRP     RCONA520   0            3.b. Other financial assets
OTEQSECAAM      RCON1752   3000         4. Equity securities that DO NOT have readily determinable fair values****
LIFINSCSV       RCONC009   0            5. Life insurance assests
OAOTH           RCON2168   28742        6. All other assets (itemize and describe amounts greater than 25,000 that exceed 25% of this item)
PRPDEXP         RCON2166   0            6.a. Prepaid expenses
PROPREPO        RCON1578   0            6.b. Repossessed personal property (including vehicles)
DERIVPFV        RCONC010   0            6.c. Derivatives with a positive fair value held for purposes other than trading
RTINTSCC        RCONC436   0            6.d. Retained interests in accrued interest receivable related to securitized credit cards
OAOTHA          RCON3549   8974         6.e. (TEXT 3549)
OAOTHB          RCON3550   19767        6.f. (TEXT 3550)
OAOTHC          RCON3551   0            6.g. (TEXT 3551)
TOTOA           RCON2160   35498        7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)
                                        * Includes accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.
                                        ** See discussion of deferred income taxes in Glossary entry on income taxes.
                                        *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
                                        **** Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock.
                                        Schedule RC G Other Liabilities
OLACCDEP        RCON3645   0            1.a. Interest accrued and unpaid on deposits*
OLACCEXP        RCON3646   16856        1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)
OLDEFTAX        RCON3049   0            2. Net deferred tax liabilities**
OLALLOBX        RCONB557   0            3. Allowance for credit losses on off balance sheet credit exposures
OLOTH           RCON2938   8284         4. All other liabilities (itemize and describe amounts greater than 25,000 that exceed 25%
                                        of this item)
ACTPAYBL        RCON3066   0            4.a. Accounts payable
DEFCOMPL        RCONC011   0            4.b. Deferred compensation liabilities
DIVDNYP         RCON2932   0            4.c. Dividends declared but not yet payable
DERIVNFV        RCONC012   0            4.d. Derivatives with a negative fair value held for purposes other than trading
OLOTHA          RCON3552   7768         4.e. (TEXT 3552)
OLOTHB          RCON3553   0            4.f. (TEXT 3553)
OLOTHC          RCON3554   0            4.g. (TEXT 3554)
TOTOL           RCON2930   25140        5. Total (sum of items 1 through 4)(must equal Schedule RC, item 20)
                                        * For savings banks, include dividends accrued and unpaid on deposits.
                                        ** See discussion of deferred income taxes in Glossary entry on income taxes.
                                        Schedule RC K Quarterly Averages*
                                        ASSETS
AVGINTBAL       RCON3381   14763        1. Interest bearing balances due from depository institutions
AVGUSGXM        RCONB558   84271        2. U.S. Treasury securities and U.S. Government agency obligations** (excluding mortgage backed securities)
AVGMORTBS       RCONB559   0            3. Mortgage backed securities**
AVOSECTS        RCONB560   951          4. All other securities **,*** (includes securities issued by states and political subdivisions in the U.S.)
AVGFFSOLD       RCON3365   0            5. Federal funds sold and securities purchased under agreements to resell
                                        6. Items 6.a through 6.d.(2) are to be completed by all banks
                                            Loans
AVLOANS         RCON3360   0            6.a. Total loans
AVGSECBYRE      RCON3385   0            6.b. Loans secured by real estate
AVGCILOANS      RCON3387   0            6.c. Commercial and industrial loans
                                        6.d. Loans to individuals for household, family, and other personal expenditures
AVGINDCRCD      RCONB561   0            6.d.(1) Credit cards
AVGINDREVC      RCONB562   0            6.d.(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
AVGTRADE                   0            7. To be completed by banks with $100 million or more in total assets****
AVGTRADE        RCON3401   0            Trading assets
AVDIRLSFIN      RCON3484   0            8. Lease financing receivables (net of unearned income)
AVGASSETS       RCON3368   123527       9. Total assets*****
                                        LIABILITIES
AVTRANSDEP      RCON3485   0            10. Interest bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand deposits)
                                        11. Nontransaction accounts
AVGSAVD         RCONB563   0            11.a. Savings deposits (includes MMDAs)
AVGTMEGT100     RCONA514   0            11.b. Time deposits of $100,000 or more
AVGTMELT100     RCONA529   0            11.c. Time deposits of less than $100,000
AVFFPUR         RCON3353   0            12. Federal funds purchased and securities sold under agreements to repurchase
AVOLIBOR        RCON3355   0            13. To be completed by banks with $100 million or more in total assets****
                                        Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)
                                        Memorandum
                                        M.1. Memorandum item 1 is to be completed by****
                                        banks with $300 million or more in total assets, and
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.
AVGFARMLNS      RCON3386                Loans to finance agricultural production and other loans to farmers.
                                        * For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
                                        ** Quarterly averages for all debt securities should be based on amortized cost.
                                        *** Quarterly averages for all equity securities should be based on historical cost.
                                        **** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                                        ***** The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.
                                        Schedule RC L Derivatives and Off Balance Sheet Items
                                        Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.
                                        1. Unused commitments
UNCMMTEQLN      RCON3814   0            1.a. Revolving, open end lines secured by 1 to 4 family residential properties, e.g., home equity lines
UNCMMTCRCD      RCON3815   0            1.b. Credit card lines
UNCMTRECON      RCON3816   0            1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate
UNCMTUNSEC      RCON6550   0            1.c.(2)  Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate
UNCMMTSEC       RCON3817   0            1.d. Securities underwriting
UNOTHCMMT       RCON3818   0            1.e. Other unused commitments
FINSTDBY        RCON3819   0            2. Financial standby letters of credit
FINCONVEY       RCON3820   0            2.a. Amount of financial standby letters of credit conveyed to others
PERFSTDBY       RCON3821   0            3. Performance standby letters of credit
PERFCONVEY      RCON3822   0            3.a. Amount of performance standby letters of credit conveyed to others
LETTERCRDT      RCON3411   0            4. Commercial and similar letters of credit
                                        5. Not applicable
SECLENT         RCON3433   0            6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)
                                        7. Credit derivatives
                                        7.a. Notional amounts
CALLC968        RCONC968   0            7.a.(1) Credit default swaps ((Column A) Guarantor)
CALLC969        RCONC969   0            7.a.(1) Credit default swaps ((Column B) Beneficiary)
CALLC970        RCONC970   0            7.a.(2) Total return swaps ((Column A) Guarantor)
CALLC971        RCONC971   0            7.a.(2) Total return swaps ((Column B) Beneficiary)
CALLC972        RCONC972   0            7.a.(3) Credit options ((Column A) Guarantor)
CALLC973        RCONC973   0            7.a.(3) Credit options ((Column B) Beneficiary)
CALLC974        RCONC974   0            7.a.(4) Other credit derivatives ((Column A) Guarantor)
CALLC975        RCONC975   0            7.a.(4) Other credit derivatives ((Column B) Beneficiary)
                                        7.b.Gross fair values
CRDERGPOS       RCONC219   0            7.b.(1) Gross positive fair value ((Column A) Guarantor)
CRDERBPOS       RCONC221   0            7.b.(1) Gross positive fair value ((Column B) Beneficiary)
CRDERGNEG       RCONC220   0            7.b.(2) Gross negative fair value ((Column A) Guarantor)
CRDERBNEG       RCONC222   0            7.b.(2) Gross negative fair value ((Column B) Beneficiary)
SPOTFGNEX       RCON8765   0            8. Spot foreign exchange contracts
OTHCOMMIT       RCON3430   0            9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
SECBORROW       RCON3432   0            9.a. Securities borrowed
WHENISSPUR      RCON3434   0            9.b. Commitments to purchase when issued securities
CALLC978        RCONC978   0            9.c. Standby letters of credit issued by a Federal Home Loan Bank on the banks behalf
OTHCOMMITA      RCON3555   0            9.d. (TEXT 3555)
OTHCOMMITB      RCON3556   0            9.e. (TEXT 3556)
OTHCOMMITC      RCON3557   0            9.f. (TEXT 3557)
OTHOFFAST       RCON5591   0            10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)
WHENISSSEL      RCON3435   0            10.a. Commitments to sell when issued securities
OTHOBSASTA      RCON5592   0            10.b. (TEXT 5592)
OTHOBSASTB      RCON5593   0            10.c. (TEXT 5593)
OTHOBSASTC      RCON5594   0            10.d. (TEXT 5594)
OTHOBSASTD      RCON5595   0            10.e. (TEXT 5595)
                                        11. Year-to-date merchant credit card sales volume
MCRCDACQ        RCONC223   0            11.a. Sales for which the reporting bank is the acquiring bank
MCRCDWRISK      RCONC224   0            11.b. Sales for which the reporting bank is the agent bank with risk
                                        Derivatives Position Indicators
                                        12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14)
INTRTEFUT       RCON8693   0            12.a. Futures contracts ((Column A) Interest Rate Contracts)
FGNEXFUT        RCON8694   0            12.a. Futures contracts ((Column B) Foreign Exchange Contracts)
EQDERFUT        RCON8695   0            12.a. Futures contracts ((Column C) Equity Derivative Contracts)
CMDTYFUT        RCON8696   0            12.a. Futures contracts ((Column D) Commodity and Other Contracts)
INTRTEFOR       RCON8697   0            12.b. Forward contracts ((Column A) Interest Rate Contracts)
FGNEXFOR        RCON8698   0            12.b. Forward contracts ((Column B) Foreign Exchange Contracts)
EQDERFOR        RCON8699   0            12.b. Forward contracts ((Column C) Equity Derivative Contracts)
CMDTYFOR        RCON8700   0            12.b. Forward contracts ((Column D) Commodity and Other Contracts)
                                        12.c. Exchange traded option contracts
INTRTEWRTET     RCON8701   0            12.c.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTET      RCON8702   0            12.c.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTET      RCON8703   0            12.c.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTET      RCON8704   0            12.c.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPURET     RCON8705   0            12.c.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPURET      RCON8706   0            12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPURET      RCON8707   0            12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)
EQDERWRTOTC     RCON8708   0            12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)
                                        12.d. Over the counter option contracts
INTRTEWRTOTC    RCON8709   0            12.d.(1) Written options ((Column A) Interest Rate Contracts)
FGNEXWRTOTC     RCON8710   0            12.d.(1) Written options ((Column B) Foreign Exchange Contracts)
EQDERWRTOTC     RCON8711   0            12.d.(1) Written options ((Column C) Equity Derivative Contracts)
CMDTYWRTOTC     RCON8712   0            12.d.(1) Written options ((Column D) Commodity and Other Contracts)
INTRTEPUROTC    RCON8713   0            12.d.(2) Purchased options ((Column A) Interest Rate Contracts)
FGNEXPUROTC     RCON8714   0            12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)
EQDERPUROTC     RCON8715   0            12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)
CMDTYPUROTC     RCON8716   0            12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)
INTRTESWAP      RCON3450   0            12.e. Swaps ((Column A) Interest Rate Contracts)
FGNEXSWAP       RCON3826   0            12.e. Swaps ((Column B) Foreign Exchange Contracts)
EQDERSWAP       RCON8719   0            12.e. Swaps ((Column C) Equity Derivative Contracts)
CMDTYSWAP       RCON8720   0            12.e. Swaps ((Column D) Commodity and Other Contracts)
INTRTEHFT       RCONA126   0            13. Total gross notional amount of derivative contracts held for trading ((Column A)
                                        Interest Rate Contracts)
FGNEXHFT        RCONA127   0            13. Total gross notional amount of derivative contracts held for trading ((Column B) Foreign
                                        Exchange Contracts)
EQDERHFT        RCON8723   0            13. Total gross notional amount of derivative contracts held for trading ((Column C) Equity
                                        Derivative Contracts)
CMDTYHFT        RCON8724   0            13. Total gross notional amount of derivative contracts held for trading ((Column D)
                                        Commodity and Other Contracts)
INTRTEMTM       RCON8725   0            14. Total gross notional amount of derivative contracts held for purposes other than trading
                                        ((Column A) Interest Rate Contracts)
FGNEXMTM        RCON8726   0            14. Total gross notional amount of derivative contracts held for purposes other than trading
                                        ((Column B) Foreign Exchange Contracts)
EQDERMTM        RCON8727   0            14. Total gross notional amount of derivative contracts held for purposes other than trading
                                        ((Column C) Equity Derivative Contracts)
CMDTYMTM        RCON8728   0            14. Total gross notional amount of derivative contracts held for purposes other than trading
                                        ((Column D) Commodity and Other Contracts)
INTRTSWAPFX     RCONA589   0            14.a. Interest rate swaps where the bank has agreed to pay a fixed rate ((Column A) Interest
                                        Rate Contracts)
                                        15. Gross fair values of derivative contracts
                                        15.a. Contracts held for trading
INTRTEHFTGP     RCON8733   0            15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGP      RCON8734   0            15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGP      RCON8735   0            15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGP      RCON8736   0            15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEHFTGN     RCON8737   0            15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXHFTGN      RCON8738   0            15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERHFTGN      RCON8739   0            15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYHFTGN      RCON8740   0            15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                                        15.b. Contracts held for purposes other than trading
INTRTEMTMGP     RCON8741   0            15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGP      RCON8742   0            15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGP      RCON8743   0            15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGP      RCON8744   0            15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)
INTRTEMTMGN     RCON8745   0            15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)
FGNEXMTMGN      RCON8746   0            15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)
EQDERMTMGN      RCON8747   0            15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)
CMDTYMTMGN      RCON8748   0            15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)
                                        Schedule RC M Memoranda
                                        1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date
EXECLOANS       RCON6164   0            1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests
EXECLNSNO       RCON6165   0            1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations
                                        2. Intangible assets other than goodwill
MTGSERV         RCON3164   0            2.a. Mortgage servicing assets
MTGSERVFV       RCONA590   0            2.a.(1) Estimated fair value of mortgage servicing assets
CCRLNMTGSA      RCONB026   0            2.b. Purchased credit card relationships and nonmortgage servicing assets
ALLOTHINTG      RCON5507   0            2.c. All other identifiable intangible assets
TINGASET        RCON0426   0            2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)
                                        3. Other real estate owned
REINVOWNED      RCON5372   0            3.a. Direct and indirect investments in real estate ventures
                                        3.b. All other real estate owned
REOWNCONS       RCON5508   0            3.b.(1) Construction, land development and other land
REOWNFARM       RCON5509   0            3.b.(2) Farmland
REOWN1_4        RCON5510   0            3.b.(3) 1 to 4 family residential properties
REOWN5MOR       RCON5511   0            3.b.(4) Multifamily (5 or more) residential properties
REOWNNONFM      RCON5512   0            3.b.(5) Nonfarm nonresidential properties
CALLC979        RCONC979   0            3.b.(6) Foreclosed properties from "GNMA loans"
TOTREOWNED      RCON2150   0            3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)
                                        4. Investments in unconsolidated subsidiaries and associated companies
REINVSUBS       RCON5374   0            4.a. Direct and indirect investments in real estate ventures
OTHINVSUBS      RCON5375   0            4.b. All other investments in unconsolidated subsidiaries and associated companies
TOTINVSUBS      RCON2130   0            4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)
                                        5. Other borrowed money
                                        5.a. Federal Home Loan Bank advances
                                        5.a.(1) Advances with a remaining maturity or next repricing date of*
CALLF055        RCONF055   0            5.a.(1).(a). One year or less
CALLF056        RCONF056   0            5.a.(1).(b). Over one year through three years
CALLF057        RCONF057   0            5.a.(1).(c). Over three years through five years
CALLF058        RCONF058   0            5.a.(1).(d). Over five years
BMFHLB1LES      RCON2651   0            5.a.(2). Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a)
                                        above)**
CALLF059        RCONF059   0            5.a.(3).  Structured advances
                                        5.b. Other borrowings
                                        5.b.(1) Other borrowings with a remaining maturity or next repricing date of***
CALLF060        RCONF060   0            5.b.(1).(a). One year or less
CALLF061        RCONF061   0            5.b.(1).(b). Over one year through three years
CALLF062        RCONF062   0            5.b.(1).(c). Over three years through five years
CALLF063        RCONF063   0            5.b.(1).(d). Over five years
BMOTH1LES       RCONB571   0            5.b.(2). Other borrowings with a REMAINING MATURITY of one year or less (included in item
                                        5.b.(1)(a) above)****
OTBRWMNY        RCON3190   0            5.c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)
PRILMUTF        RCONB569   0            6. Does the reporting banks sell private label or third party mutual funds and annuities?
ASPMUTF         RCONB570   0            7. Assets under the reporting banks management in proprietary mutual funds and annuities
                                        8. Primary Internet Web site address of the bank (home page), if any
                                        (Example: www.examplebank.com)
                                        (TEXT 4087)
WEBTRANCP       RCON4088   0            9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?
                                        10. Secured liabilities
RCONF064        RCONF064   0            10.a. Amount of "Federal funds purchased in domestic offices" that are secured (included in
                                        Sechedule RC, item 14.a)
CALLF065        RCONF065   0            10.b. Amount of"Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)
                                        (a)-(d))
                                        * Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
                                        ** Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year
                                        *** Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
                                        **** Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borowwings with a next repricing date of one year or less that have a remaining maturity of over one year.
                                        Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets
                                        1. Loans secured by real estate
CNLD30_89       RCON2759   0            1.a. Construction, land development, and other land loans ((Column A) Past due 30 through 89 days and still accruing)
CONST90MOR      RCON2769   0            1.a. Construction, land development, and other land loans ((Column B) Past due 90 days or more and still accruing)
CONSTNONAC      RCON3492   0            1.a. Construction, land development, and other land loans ((Column C) Nonaccrual)
FRML30_89       RCON3493   0            1.b. Secured by farmland ((Column A) Past due 30 through 89 days and still accruing)
FARM90MOR       RCON3494   0            1.b. Secured by farmland ((Column B) Past due 90 days or more and still accruing)
FARMNONAC       RCON3495   0            1.b. Secured by farmland ((Column C) Nonaccrual)
                                        1.c. Secured by 1 to 4 family residential properties
REVOE30_89      RCON5398   0            1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)
REVRS90MOR      RCON5399   0            1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)
REVRSNONAC      RCON5400   0            1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)
                                        1.c.(2) Closed end loans secured by 1 to 4 family residential properties
CL1ST30_89      RCONC236   0            1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)
CL1ST90MOR      RCONC237   0            1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)
CL1STNACC       RCONC229   0            1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)
CLJRL30_89      RCONC238   0            1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)
CLJRL90MOR      RCONC239   0            1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)
CLJRLNACC       RCONC230   0            1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)
RESMUL30_89     RCON3499   0            1.d. Secured by multifamily (5 or more) residential properties ((Column A) Past due 30 through 89 days and still accruing)
MLTRS90MOR      RCON3500   0            1.d. Secured by multifamily (5 or more) residential properties ((Column B) Past due 90 days or more and still accruing)
MLTRSNONAC      RCON3501   0            1.d. Secured by multifamily (5 or more) residential properties ((Column C) Nonaccrual)
SNFNR30_89      RCON3502   0            1.e. Secured by nonfarm nonresidential properties ((Column A) Past due 30 through 89 days and still accruing)
NONRS90MOR      RCON3503   0            1.e. Secured by nonfarm nonresidential properties ((Column B) Past due 90 days or more and still accruing)
NONRSNONAC      RCON3504   0            1.e. Secured by nonfarm nonresidential properties ((Column C) Nonaccrual)
DINST30_89      RCONB834   0            2. Loans to depository institutions and acceptances of other banks ((Column A) Past due 30 through 89 days and still accruing)
DINST90MOR      RCONB835   0            2. Loans to depository institutions and acceptances of other banks ((Column B) Past due 90 days or more and still accruing)
DINSTNONAC      RCONB836   0            2. Loans to depository institutions and acceptances of other banks ((Column C) Nonaccrual)
                                        3. Not applicable
CMLPD30_89      RCON1606   0            4. Commercial and industrial loans ((Column A) Past due 30 through 89 days and still accruing)
PDCI90MORE      RCON1607   0            4. Commercial and industrial loans ((Column B) Past due 90 days or more and still accruing)
CINONACCRL      RCON1608   0            4. Commercial and industrial loans ((Column C) Nonaccrual)
                                        5. Loans to individuals for household, family, and other personal expenditures
ICRCD30_89      RCONB575   0            5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)
ICRCD90MOR      RCONB576   0            5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)
ICRCDNONAC      RCONB577   0            5.a. Credit cards ((Column C) Nonaccrual)
IREVC30_89      RCONB578   0            5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)
IREVC90MOR      RCONB579   0            5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)
IREVCNONAC      RCONB580   0            5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)
FGOI30_89       RCON5389   0            6. Loans to foreign governments and official institutions ((Column A) Past due 30 through 89 days and still accruing)
FGNLN90MOR      RCON5390   0            6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)
FGNLNNONAC      RCON5391   0            6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)
PDOL30_89       RCON5459   0            7. All other loans* ((Column A) Past due 30 through 89 days and still accruing)
PDOTH90MOR      RCON5460   0            7. All other loans* ((Column B) Past due 90 days or more and still accruing)
OTHNONACCR      RCON5461   0            7. All other loans* ((Column C) Nonaccrual)
LFRPD30_89      RCON1226   0            8. Lease financing receivables ((Column A) Past due 30 through 89 days and still accruing)
PDLS90MORE      RCON1227   0            8. Lease financing receivables ((Column B) Past due 90 days or more and still accruing)
LSNONACCRL      RCON1228   0            8. Lease financing receivables ((Column C) Nonaccrual)
DSXPD30_89      RCON3505   0            9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)
DBTSC90MOR      RCON3506   0            9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)
DBTSCNONAC      RCON3507   0            9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual) Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.
                                        Report in item 10 below certain guaranteed loans and leases that have already been included...
USGPD30_89      RCON5612   0            10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)
PDUS90MOR       RCON5613   0            10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)
USNONACCR       RCON5614   0            10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)
GARLL30_89      RCON5615   0            10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                        "GNMA loans") ((Column A) Past due 30 through 89 days and still accruing)
PDGTY90MOR      RCON5616   0            10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                        "GNMA loans") ((Column B) Past due 90 days or more and still accruing)
GTYNONACCR      RCON5617   0            10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                        "GNMA loans") ((Column C) Nonaccrual)
CALLC866        RCONC866   0            10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)
CALLC867        RCONC867   0            10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)
CALLC868        RCONC868   0            10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)
                                        Memoranda
RLLPD30_89      RCON1658   0            M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through 89 days and still accruing)
RLLPD90MOR      RCON1659   0            M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days or more and still accruing)
RLPDNONACC      RCON1661   0            M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column C) Nonaccrual)
CLXRE30_89      RCON6558   0            M.2. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column A)
                                        Past due 30 through 89 days and still accruing)
COMRE90MOR      RCON6559   0            M.2. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column B)
                                        Past due 90 days or more and still accruing)
COMRENONAC      RCON6560   0            M.2. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column C)
                                        Nonaccrual)
                                        M.3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:**
NUSRE30_89      RCON1248                M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)
RE90MORNUS      RCON1249                M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)
RENONACNUS      RCON1250                M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 1, above) ((Column C) Nonaccrual)
FORBK30_89      RCON5380                M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                        ((Column A) Past due 30 through 89 days and still accruing)
FGNBK90MOR      RCON5381                M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                        ((Column B) Past due 90 days or more and still accruing)
FGNBKNONAC      RCON5382                M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                        ((Column C) Nonaccrual)
NUSCI30_89      RCON1254                M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                        Schedule RC N, item 4, above) ((Column A) Past due 30 through 89 days and still accruing)
CI90MORNUS      RCON1255                M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                        Schedule RC N, item 4, above) ((Column B) Past due 90 days or more and still accruing)
CINONACNUS      RCON1256                M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                        Schedule RC N, item 4, above) ((Column C) Nonaccrual)
NUSLF30_89      RCON1271                M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 8, above) ((Column A) Past due 30 through 89 days and still accruing)
LS90MORNUS      RCON1272                M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 8, above) ((Column B) Past due 90 days or more and still accruing)
LSNONACNUS      RCON1791                M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                        RC N, item 8, above) ((Column C) Nonaccrual)
                                        M.4. Memorandum item 4 is to be completed by:**
                                        banks with $300 million or more in total assets
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans
AGPF30_89       RCON1594   0            Loans to finance agricultural production and other loans to farmers (included in Schedule RC
                                        N, item 7, above) ((Column A) Past due 30 through 89 days and still accruing)
                                        M.4. Memorandum item 4 is to be completed by:**
                                        banks with $300 million or more in total assets
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans
PDFRM90MOR      RCON1597   0            Loans to finance agricultural production and other loans to farmers (included in Schedule RC
                                        N, item 7, above) ((Column B) Past due 90 days or more and still accruing)
                                        M.4. Memorandum item 4 is to be completed by:**
                                        banks with $300 million or more in total assets
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RCC, part I, item 3) exceeding five percent of total loans
FARMNONACC      RCON1583   0            Loans to finance agricultural production and other loans to farmers (included in Schedule
                                        RC-N, item 7, above) ((Column C) Nonacccrual)
LLHFS30_89      RCONC240   0            M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                        ((Column A) Past due 30 through 89 days and still accruing)
LLHFS90MOR      RCONC241   0            M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                        ((Column B) Past due 90 days or more and still accruing)
LLHFSNACC       RCONC226   0            M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                        ((Column C) Nonaccrual)
                                        Memorandum item 6 is to be completed by banks with $300 million or more in total assets*
INTRC30_89      RCON3529                M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets ((Column A) Past due 30 through 89 days)
INTRC90MOR      RCON3530                M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets ((Column C) Nonaccrual)
CALLC410        RCONC410   0            M.7. Additions to nonaccrual assets during the quarter
CALLC411        RCONC411   0            M.8. Nonaccrual assets sold during the quarter
                                        * The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2005, Report of
                                        Condition.
                                        Schedule RC O Other Data for Deposit Insurance and FICO Assessments
                                        1. Unposted debits (see instructions)
IDEBIT          RCON0030   0            1.a. Actual amount of all unposted debits
                                        OR
                                        b. Separate amount of unposted debits
IDEBDEM         RCON0031   0            1.b.(1) Actual amount of unposted debits to demand deposits
IDEBTIM         RCON0032   0            1.b.(2) Actual amount of unposted debits to time and savings deposits*
                                        2. Unposted credits (see instructions)
ICREDIT         RCON3510   0            2.a. Actual amount of all unposted credits
                                        OR
                                        2.b. Separate amount of unposted credits
ICRDEM          RCON3512   0            2.b.(1) Actual amount of unposted credits to demand deposits
ICRTIM          RCON3514   0            2.b.(2) Actual amount of unposted credits to time and savings deposits*
IBKTRUST        RCON3520   0            3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits)
                                        4. Deposits of consolidated subsidiaries (not included in total deposits)
IDEMNCONO       RCON2211   0            4.a. Demand deposits of consolidated subsidiaries
ITIMNCONO       RCON2351   0            4.b. Time and savings deposits* of consolidated subsidiaries
INTACCONO       RCON5514   0            4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries
                                        5. Not applicable
                                        6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank
RESPASDMD       RCON2314   0            6.a. Amount reflected in demand deposits (included in Schedule RC E, item 7, column B)
RESPASTMSV      RCON2315   0            6.b. Amount reflected in time and savings deposits* (included in Schedule RC E, item 7, column A or C, but not column B)
                                        7. Unamortized premiums and discounts on time and savings deposits:*,**
PREMTIMDP       RCON5516   0            7.a. Unamortized premiums
DSCTTIMDP       RCON5517   0            7.b. Unamortized discounts
                                        8. Not applicable
LIFELINE        RCON5596                9. Deposits in lifeline accounts
DEPININVCT      RCON8432   0            10. Benefit responsive Depository Institution Investment Contracts (included in total deposits)
                                        11. Adjustments to demand deposits reported in Schedule RC E for certain reciprocal demand balances
DDADJDECR       RCON8785   0            11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a ross basis in Schedule RC E had been reported on a net basis
DDADJINCR       RCONA181   0            11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC E had been reported on a gross basis.
DDADJCASH       RCONA182   0            11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal demand balances with the domestic office of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possesions in Schedule RC E
                                        12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)
                                        in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances)
ASTDMDDEP       RCONA527   0            12.a. Amount of assets netted against demand deposits
ASTTMEDEP       RCONA528   0            12.b. Amount of assets netted against time and savings deposits
                                        Memoranda (to be completed each quarter except as noted)
                                        M.1. Total deposits of the bank (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1) and 1.d.
                                        (1)  must equal Schedule RC, item 13.a)
                                        M.1.a. Deposit accounts (excluding retirement accounts) of $100,000 or less***
CALLF049        RCONF049   0            M.1.a.(1) Amount of deposit accounts (excluding retirement accounts) of $100,000 or less
CALLF050        RCONF050                M.1.a.(2) Number of deposit accounts (excluding retirement accounts) of $100,000 or less
                                        (to be completed for the June report only)
                                        M.1.b. Deposit accounts (excluding retirement accounts) of more than $100,000***
CALLF051        RCONF051   0            M.1.b.(1) Amount of deposit accounts (excluding retirement accounts) of more than $100,000
CALLF052        RCONF052   0            M.1.b.(2) Number of deposit accounts (excluding retirement accounts) of more than $100,000
                                        M.1.c. Retirement deposit accounts of $250,000 or less***
CALLF045        RCONF045   0            M.1.c.(1) Amount of retirement deposit accounts of $250,000 or less
CALLF046        RCONF046                M.1.c.(2) Number of deposit accounts  of  $250,000 or less (to be completed for June report only)
                                        M.1.d. Retirement deposit accounts of more than $250,000***
CALLF047        RCONF047   0            M.1.d.(1) Amount of retirement deposit accounts of more than $250,000
CALLF048        RCONF048   0            M.1.d.(2) Number of retirement deposit accounts of more than $250,000
                                        Memorandum item 2 is to be completed by  banks with $1 billion or more in total assets****
UNINSURDEP      RCON5597   0            M.2. Estimated amount of uninsured deposits (see instructions)
CONSUBCERT      RCONA545   0            M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift
                                        Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association
                                        (TEXT A545)
                                        * For FDIC insurance and FICO assessment purposes, time and savings deposits consists of nontransaction accounts and all transaction accounts other than demand deposits.
                                        ** Exclude core deposit intangibles.
                                        *** The dollar amounts used as the basis for reporting in Memoranda items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
                                        **** The $1 billion asset size test is generally based on the total assets reported in the
                                        June 30, 2005, Report of Condition.
                                        Schedule RC P Closed-End 1-4 Family Residential Mortgage banking Activities
                                        Schedule RC P is to be completed by (1) all banks with $1 billion or more in total assets*
                                        and (2) banks with less than $1 billion in total assets at which either closed-end (first and junior lien) 1-4 family residential loan originations and purchases for resale** from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.
                                        1. Retail originations during the quarter of closed-end 1-4 family residential mortgage loans for sale**
CALLF066        RCONF066   0            1.a. First liens
CALLF067        RCONF067   0            1.b. Junior liens
                                        2. Wholesale originations and purchases during the quarter of closed-end 1-4 family residential mortgage loans for sale**
CALLF068        RCONF068   0            2.a. First liens
CALLF069        RCONF069   0            2.b. Junior liens
                                        3. Closed-end 1-4 family residential mortgage loans sold during the quarter
CALLF070        RCONF070   0            3.a. First liens
CALLF071        RCONF071   0            3.b. Junior liens
                                        4. Closed-end 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a)
CALLF072        RCONF072   0            4.a. First liens
CALLF073        RCONF073   0            4.b. Junior liens
                                        * The$1 billion asset size test is generally based on the total assets reported on the
                                        June 30, 2005, Report of Condition.
                                        ** Exclude originations and purchases of closed-end 1-4 family residential mortgage loans that are held for investment.
                                        Schedule RC R Regulatory Capital
                                        Tier 1 capital
REQCAPTL        RCON3210   111232       1. Total equity capital (from Schedule RC, item 28)
UNREALAFS       RCON8434   15           2. LESS: Net unrealized gains (losses) on available for sale securities*(if a gain, report as a positive value, if a loss, report as a negative value)
NLAFSEQSEC      RCONA221   0            3. LESS: Net unrealized loss on available for sale EQUITY securities* (report loss as a positive value)
ACCGLCFHEDG     RCON4336   0            4. LESS: Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)
NONQPPSTK       RCONB588   0            5. LESS: Nonqualifying perpetual preferred stock
QMINTSUB        RCONB589   0            6. Qualifying minority interests in consolidated subsidiaries
DISSGWOTH       RCONB590   0            7. LESS: Disallowed goodwill and other disallowed intangible assets
TIER1SUBT       RCONC227   111217       8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)
DISSACCRL       RCONB591   0            9.a. LESS: Disallowed servicing assets and purchased credit card relationships
DEFTAXAST       RCON5610   0            9.b. LESS: Disallowed deferred tax assets
OTHT1CAP        RCONB592   0            10. Other additions to (deductions from) Tier 1 capital
TIER1CAP        RCON8274   111217       11. Tier 1 capital (sum of items 8, and 10, less items 9.a and 9.b)
                                        Tier 2 capital
QSUBDEBT        RCON5306   0            12. Qualifying subordinated debt and redeemable preferred stock
CMLPPSTK        RCONB593   0            13. Cumulative perpetual preferred stock includible in Tier 2 capital
ALLOSSINCL      RCON5310   0            14. Allowance for loan and lease losses includible in Tier 2 capital
NGAFSEQSEC      RCON2221   0            15. Unrealized gains on available for sale equity securities includible in Tier 2 capital
OTHT2CAP        RCONB594   0            16. Other Tier 2 capital components
TOTT2CAP        RCON5311   0            17. Tier 2 capital (sum of items 12 through 16)
TIER2CAP        RCON8275   0            18. Allowable Tier 2 capital (lesser of item 11 or 17)
TIER3CAP        RCON1395   0            19. Tier 3 capital allocated for market risk
RBCDEDUCT       RCONB595   0            20. LESS: Deductions for total risk based capital
TOTQUALCAP      RCON3792   111217       21. Total risk based capital (sum of items 11, 18, and 19, less item 20)
                                        Total assets for leverage ratio
LVGAVGAST       RCON3368   123527       22. Average total assets (from Schedule RC K, item 9)
GWDISSINT       RCONB590   0            23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)
SRVASDISS       RCONB591   0            24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)
DISSDEFTX       RCON5610   0            25. LESS: Disallowed deferred tax assets (from item 9 above)
LEVCAPDED       RCONB596   0            26. LESS: Other deductions from assets for leverage capital purposes
AVGTOTASET      RCONA224   123527       27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)
                                        Adjustments for financial subsidiaries
TIER1ADJS       RCONC228   0            28.a. Adjustment to Tier 1 capital reported in item 11
RBCFSADJ        RCONB503   0            28.b. Adjustment to total risk based capital reported in item 21
RWAFSADJ        RCONB504   0            29. Adjustment to risk weighted assets reported in item 62
AVGAFSADJ       RCONB505   0            30. Adjustment to average total assets reported in item 27
                                        Capital ratios
                                        (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)
FST1LEVR        RCON7273   0            31. Tier 1 leverage ratio** ((Column A) Percentage)
T1CAPFDI        RCON7204   90.03        31. Tier 1 leverage ratio** ((Column B) Percentage)
FST1RBCR        RCON7274   0            32. Tier 1 risk based capital ratio*** ((Column A) Percentage)
T1RBRWFDI       RCON7206   328.83       32. Tier 1 risk based capital ratio*** ((Column B) Percentage)
FSTOTRBCR       RCON7275   0            33. Total risk based capital ratio**** ((Column A) Percentage)
TOTRBRWFDI      RCON7205   328.83       33. Total risk based capital ratio**** ((Column B) Percentage)
                                        Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC R, each bank should decide for itself how detaild a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some of all of these items at 100% risk weight (50 percent for derivatives).
                                        Balance Sheet Asset Categories
RTOTCASH        RCON0010   11233        34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                        RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))
CALLC869        RCONC869   0            34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                        RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)
IBAL0P          RCONB600   1            34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                        RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))
IBAL20P         RCONB601   11232        34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                        RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))
IBAL100P        RCONB602   0            34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                        RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight Category (100%))
RHTMSEC         RCON1754   0            35. Held to maturity securities ((Column A) Totals (from Schedule RC))
SECHTMNRW       RCONB603   0            35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)
SECHTM0P        RCONB604   0            35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))
SECHTM20P       RCONB605   0            35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))
SECHTM50P       RCONB606   0            35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))
SECHTM100P      RCONB607   0            35. Held to maturity securities ((Column F) Allocation by Risk Weight Category (100%))
RAFSSEC         RCON1773   85688        36. Available for sale securities ((Column A) Totals (from Schedule RC))
SECAFSNRW       RCONB608   26           36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)
SECAFS0P        RCONB609   27715        36. Available for sale securities ((Column C) Allocation by Risk Weight Category (0%))
SECAFS20P       RCONB610   57947        36. Available for sale securities ((Column D) Allocation by Risk Weight Category (20%))
SECAFS50P       RCONB611   0            36. Available for sale securities ((Column E) Allocation by Risk Weight Category (50%))
SECAFS100P      RCONB612   0            36. Available for sale securities ((Column F) Allocation by Risk Weight Category (100%))
RFFSRESL        RCONC225   0            37. Federal funds sold and securities purchased under agreements to resell ((Column A)
                                        Totals (from Schedule RC))
FSSPRE0P        RCONC063   0            37. Federal funds sold and securities purchased under agreements to resell ((Column C)
                                        Allocation by Risk Weight Category (0%))
FSSPRE20P       RCONC064   0            37. Federal funds sold and securities purchased under agreements to resell ((Column D)
                                        Allocation by Risk Weight Category (20%))
FSSPRE100P      RCONB520   0            37. Federal funds sold and securities purchased under agreements to resell ((Column F)
                                        Allocation by Risk Weight Category (100%))
RLNSLSALE       RCON5369   0            38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))
LLHFSNRW        RCONB617   0            38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)
LLHFS0P         RCONB618   0            38. Loans and leases held for sale ((Column C) Allocation by Risk Weight Category (0%))
LLHFS20P        RCONB619   0            38. Loans and leases held for sale ((Column D) Allocation by Risk Weight Category (20%))
LLHFS50P        RCONB620   0            38. Loans and leases held for sale ((Column E) Allocation by Risk Weight Category (50%))
LLHFS100P       RCONB621   0            38. Loans and leases held for sale ((Column F) Allocation by Risk Weight Category (100%))
RNETLNSLS       RCONB528   0            39. Loans and leases, net of unearned income ((Column A) Totals (from Schedule RC))
TLLNETNRW       RCONB622   0            39. Loans and leases, net of unearned income ((Column B) Items Not Subject to Risk
                                        Weighting)
TLLNET0P        RCONB623   0            39. Loans and leases, net of unearned income ((Column C) Allocation by Risk Weight Category
                                        (0%))
TLLNET20P       RCONB624   0            39. Loans and leases, net of unearned income ((Column D) Allocation by Risk Weight Category
                                        (20%))
TLLNET50P       RCONB625   0            39. Loans and leases, net of unearned income ((Column E) Allocation by Risk Weight Category
                                        (50%))
TLLNET100P      RCONB626   0            39. Loans and leases, net of unearned income ((Column F) Allocation by Risk Weight Category
                                        (100%))
RLNLSALOW       RCON3123   0            40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))
ALOWNRWT        RCON3123   0            40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk
                                        Weighting)
RTRADEAST       RCON3545   0            41. Trading assets ((Column A) Totals (from Schedule RC))
TRADEANRW       RCONB627   0            41. Trading assets ((Column B) Items Not Subject to Risk Weighting)
TRADEA0P        RCONB628   0            41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))
TRADEA20P       RCONB629   0            41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))
TRADEA50P       RCONB630   0            41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))
TRADEA100P      RCONB631   0            41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))
RALLOTAST       RCONB639   39451        42. All other assets***** ((Column A) Totals (from Schedule RC))
OASSTNRW        RCONB640   0            42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)
OASST0P         RCONB641   3289         42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))
OASST20P        RCONB642   20220        42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))
OASST50P        RCONB643   0            42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))
OASST100P       RCON5339   15942        42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))
RTOTAST         RCON2170   136372       43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))
TASSTNRW        RCONB644   26           43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk
                                        Weighting)
TASST0P         RCON5320   31005        43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight Category
                                        (0%))
TASST20P        RCON5327   89399        43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight Category
                                        (20%))
TASST50P        RCON5334   0            43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight Category
                                        (50%))
TASST100P       RCON5340   15942        43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight Category
                                        (100%))
                                        Derivatives and Off Balance Sheet Items
RFINSTL         RCONB546   0            44. Financial standby letters of credit (Credit Conversion Factor) (1.00 or 12.5*******)
                                        44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******
FNLCREQIV       RCONB547   0            44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)
FNLCR0P         RCONB548   0            44. Financial standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))
FNLCR20P        RCONB581   0            44. Financial standby letters of credit ((Column D) Allocation by Risk Weight Category
                                        (20%))
FNLCR50P        RCONB582   0            44. Financial standby letters of credit ((Column E) Allocation by Risk Weight Category
                                        (50%))
FNLCR100P       RCONB583   0            44. Financial standby letters of credit ((Column F) Allocation by Risk Weight Category
                                        (100%))
RPERFSTBY       RCON3821   0            45. Performance standby letters of credit ((Column A) Face Value or Notional Amount)
                                        45. Performance standby letters of credit (Credit Conversion Factor) (.50)
PSTBYCREQ       RCONB650   0            45. Performance standby letters of credit ((Column B) Credit Equivalent Amount*
PSTBY0P         RCONB651   0            45. Performance standby letters of credit ((Column C) Allocation by Risk Weight Category
                                        (0%))
PSTBY20P        RCONB652   0            45. Performance standby letters of credit ((Column D) Allocation by Risk Weight Category
                                        (20%))
PSTBY50P        RCONB653   0            45. Performance standby letters of credit ((Column E) Allocation by Risk Weight Category
                                        (50%))
PSTBY100P       RCONB654   0            45. Performance standby letters of credit ((Column F) Allocation by Risk Weight Category
                                        (100%))
RCMLTCRD        RCON3411   0            46. Commercial and similar letters of credit ((Column A) Face Value or Notional Amount))
                                        46. Commercial and similar letters of credit (Credit Conversion Factor) (.20)
LTCRCREQ        RCONB655   0            46. Commercial and similar letters of credit ((Column B) Credit Equivalent Amount******)
LTCR0P          RCONB656   0            46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight Category
                                        (0%))
LTCR20P         RCONB657   0            46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight Category
                                        (20%))
LTCR50P         RCONB658   0            46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight Category
                                        (50%))
LTCR100P        RCONB659   0            46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight Category
                                        (100%))
PARTACQUIR      RCON3429   0            47. Risk participations in bankers acceptances acquired by the reporting institution
                                        ((Column A) Face Value or Notional Amount)
                                        47. Risk participations in bankers acceptances acquired by the reporting institution (Credit
                                        Conversion Factor) (1.00)
PTACQCREQ       RCONB660   0            47. Risk participations in bankers acceptances acquired by the reporting institution
                                        ((Column B) Credit Equivalent Amount******)
PTACQ0P         RCONB661   0            47. Risk participations in bankers acceptances acquired by the reporting institution
                                        ((Column C) Allocation by Risk Weight Category (0%))
PTACQ20P        RCONB662   0            47. Risk participations in bankers acceptances acquired by the reporting institution
                                        ((Column D) Allocation by Risk Weight Category (20%))
PTACQ100P       RCONB663   0            47. Risk participations in bankers acceptances acquired by the reporting institution
                                        ((Column F) Allocation by Risk Weight Category (100%))
RSECLENT        RCON3433   0            48. Securities lent ((Column A) Face Value or Notional Amount)
                                        48. Securities lent (Credit Conversion Factor) (1.00)
SECLCREQ        RCONB664   0            48. Securities lent ((Column B) Credit Equivalent Amount******)
SECL0P          RCONB665   0            48. Securities lent ((Column C) Allocation by Risk Weight Category (0%))
SECL20P         RCONB666   0            48. Securities lent ((Column D) Allocation by Risk Weight Category (20%))
SECL50P         RCONB667   0            48. Securities lent ((Column E) Allocation by Risk Weight Category (50%))
SECL100P        RCONB668   0            48. Securities lent ((Column F) Allocation by Risk Weight Category (100%))
SMLBREC         RCONA250   0            49. Retained recourse on small business obligations sold with recourse ((Column A)
                                        Face Value or Notional Amount)
                                        49. Retained recourse on small business obligations sold with recourse (Credit Conversion
                                        Factor) (1.00)
SMBRECCREQ      RCONB669   0            49. Retained recourse on small business obligations sold with recourse ((Column B) Credit
                                        Equivalent Amount******)
SMBREC0P        RCONB670   0            49. Retained recourse on small business obligations sold with recourse ((Column C)
                                        Allocation by Risk Weight Category (0%))
SMBREC20P       RCONB671   0            49. Retained recourse on small business obligations sold with recourse ((Column D)
                                        Allocation by Risk Weight Category (20%))
SMBREC50P       RCONB672   0            49. Retained recourse on small business obligations sold with recourse ((Column E)
                                        Allocation by Risk Weight Category (50%))
SMBREC100P      RCONB673   0            49. Retained recourse on small business obligations sold with recourse ((Column F)
                                        Allocation by Risk Weight Category (100%))
FACEDCS         RCONB541   0            50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                        subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column A) Face Value or Notional Amount)
                                        50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                        subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement (Credit Conversion Factor) (12.5*******)
CREQDCS         RCONB542   0            50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                        subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column B) Credit Equivalent Amount ******)
RSKWDCS         RCONB543   0            50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                        subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column F) Allocation by Risk Weight Weight Category (100%))
OTHSWR          RCONB675   0            51. All other financial assets sold with recourse ((Column A) Face Value or Notional Amount)
                                        51. All other financial assets sold with recourse (Credit Conversion Factor) (1.00)
OTHSWRCREQ      RCONB676   0            51. All other financial assets sold with recourse ((Column B) Credit Equivalent
                                        Amount******)
OTHSWR0P        RCONB677   0            51. All other financial assets sold with recourse ((Column C) Allocation by Risk Weight
                                        Category (0%))
OTHSWR20P       RCONB678   0            51. All other financial assets sold with recourse ((Column D) Allocation by Risk Weight
                                        Category (20%))
OTHSWR50P       RCONB679   0            51. All other financial assets sold with recourse ((Column E) Allocation by Risk Weight
                                        Category (50%))
OTHSWR100P      RCONB680   0            51. All other financial assets sold with recourse ((Column F) Allocation by Risk Weight
                                        Category (100%))
OTHOFBL         RCONB681   0            52. All other off balance sheet liabilities ((Column A) Face Value or Notional Amount)
                                        52. All other off balance sheet liabilities (Credit Conversion Factor) (1.00)
OFBALCREQ       RCONB682   0            52. All other off balance sheet liabilities ((Column B) Credit Equivalent Amount******)
OFBAL0P         RCONB683   0            52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight Category
                                        (0%))
OFBAL20P        RCONB684   0            52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight Category
                                        (20%))
OFBAL50P        RCONB685   0            52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight Category
                                        (50%))
OFBALL100P      RCONB686   0            52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight Category
                                        (100%))
UNCMTOV1YR      RCON3833   0            53. Unused commitments with an original maturity exceeding one year ((Column A) Face Value or Notional Amount)
                                        53. Unused commitments with an original maturity exceeding one year (Credit Conversion
                                        Factor) (.50)
OV1UCCREQ       RCONB687   0            53. Unused commitments with an original maturity exceeding one year ((Column B) Credit
                                        Equivalent Amount******)
OV1UC0P         RCONB688   0            53. Unused commitments with an original maturity exceeding one year ((Column C) Allocation by Risk Weight Category (0%))
OV1UC20P        RCONB689   0            53. Unused commitments with an original maturity exceeding one year ((Column D) Allocation by Risk Weight Category (20%))
OV1UC50P        RCONB690   0            53. Unused commitments with an original maturity exceeding one year ((Column E) Allocation by Risk Weight Category (50%))
OV1UC100P       RCONB691   0            53. Unused commitments with an original maturity exceeding one year ((Column F) Allocation by Risk Weight Category (100%))
DRVCTCREQ       RCONA167   0            54. Derivative contracts ((Column B) Credit Equivalent Amount******)
DRVCT0P         RCONB693   0            54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%))
DRVCT20P        RCONB694   0            54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%))
DRVCT50P        RCONB695   0            54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%))
                                        Totals
TADOFF0P        RCONB696   31005        55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column C) Allocation by Risk Weight Category
                                        (0%))
TADOFF20P       RCONB697   89399        55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column D) Allocation by Risk Weight Category
                                        (20%))
TADOFF50P       RCONB698   0            55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column E) Allocation by Risk Weight Category (50%))
TADOFF100P      RCONB699   15942        55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column F) Allocation by Risk Weight Category (100%))
                                        56. Risk weight factor (Column C) (x 0%)
                                        56. Risk weight factor (Column D) (x 20%)
                                        56. Risk weight factor (Column E) (x 50%)
                                        56. Risk weight factor (Column F) (x 100%)
TRWA0P          RCONB700   0            57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column C) Allocation by Risk Weight Category (0%))
TRWA20P         RCONB701   17880        57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column D) Allocation by Risk Weight Category (20%))
TRWA50P         RCONB702   0            57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column E) Allocation by Risk Weight Category (50%))
TRWA100P        RCONB703   15942        57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item 56) ((Column F) Allocation by Risk Weight Category (100%))
MKTRSKASET      RCON1651   0            58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category (100%))
RWABD100P       RCONB704   33822        59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58))
                                        ((Column F) Allocation by Risk Weight Category (100%))
ALWLNLSLOS      RCONA222   0            60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk Weight
                                        Category (100%))
RESTRNRISK      RCON3128   0            61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight Category
                                        (100%))
RSKWGTASET      RCONA223   33822        62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by
                                        Risk Weight Category (100%))
                                        Memoranda
NETCREXPO       RCON8764   0            M.1. Current credit exposure across all derivative contracts covered by the risk based capital standards
                                        M.2. Notional principal amounts of derivative contracts:*********
INTRTE1LES      RCON3809   0            M.2.a. Interest rate contracts ((With a remaining maturity of) (Column A) One year or less)
INTRTE1_5       RCON8766   0            M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
INTRTEOV5       RCON8767   0            M.2.a. Interest rate contracts ((With a remaining maturity of) (Column C) Over five years)
FGNEX1LES       RCON3812   0            M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column A) One year or less)
FGNEX1_5        RCON8769   0            M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
FGNEXOV5        RCON8770   0            M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column C) Over five years)
GLDCNT1YOL      RCON8771   0            M.2.c. Gold contracts ((With a remaining maturity of) (Column A) One year or less)
GLDCNT1_5       RCON8772   0            M.2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
GLDCNTOV5       RCON8773   0            M.2.c. Gold contracts ((With a remaining maturity of) (Column C) Over five years)
OTHMET1YOL      RCON8774   0            M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column A) One year or less)
OTHMET1_5       RCON8775   0            M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
OTHMETOV5       RCON8776   0            M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column C) Over five years)
CMDTYCNT1YOL    RCON8777   0            M.2.e. Other commodity contracts ((With a remaining maturity of) (Column A) One year or less)
CMDTYCNT1_5     RCON8778   0            M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
CMDTYCNTOV5     RCON8779   0            M.2.e. Other commodity contracts ((With a remaining maturity of) (Column C) Over five years)
EQCNT1YOL       RCONA000   0            M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column A) One year or less)
EQCNT1_5        RCONA001   0            M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column B) Over one year through five years)
EQCNTOV5        RCONA002   0            M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column C) Over five years)
                                        M.2.g. Credit derivative contracts
CALLC980        RCONC980   0            M.2.g. (1) Investment grade ((with a remaining maturity of (Column A) One Year or less)
CALLC981        RCONC981   0            M.2.g. (1) Investment grade ((with a remaining maturity of (Column B) Over one year through five years)
CALLC982        RCONC982   0            M.2.g. (1) Investment grade ((with a remaining maturity of (Column C) Over five years)
CALLC983        RCONC983   0            M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column A) Over one year or less)
CALLC984        RCONC984   0            M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column B) Over one year through five years)
CALLC985        RCONC985   0            M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column C) Over five years)
                                        * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
                                        ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
                                        *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
                                        **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).
                                        ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.
                                        ****** Column A multiplied by credit conversion factor.
                                        ******* For financial standby letter of credit to which the low level exposure rule applies, use a credit conversion factor of 12.5 or an institution specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information
                                        ******** Or institution specific factor.
                                        ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.
                                        Schedule RC S Servicing, Securitization and Asset Sale Activities
                                        Bank Securitization Activities
BASWRF1_4       RCONB705   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column A)
                                        1 to 4 Family Residential Loans)
BASWRHEL        RCONB706   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column B)
                                        Home Equity Lines)
BASWRCCR        RCONB707   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column C)
                                        Credit Card Receivables)
BASWRAUTOL      RCONB708   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column D)
                                        Auto Loans)
BASWROTHCL      RCONB709   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recource of other seller provided credit enhancements ((Column E)
                                        Other Consumer Loans)
BASWRCIL        RCONB710   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column F)
                                        Commercial and Industrial Loans)
BASWROTHLL      RCONB711   0            1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column G)
                                        All Other Loans, All Leases, and All Other Assets)
                                        2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of
RIOSXF1_4       RCONB712   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column A) 1 to 4 Family Residential Loans)
RIOSXHEL        RCONB713   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column B) Home Equity Lines)
RIOSXCCR        RCONB714   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column C) Credit Card Receivables)
RIOSXAUTOL      RCONB715   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column D) Auto Loans)
RIOSXOTHCL      RCONB716   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column E) Other Consumer Loans)
RIOSXCIL        RCONB717   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column F) Commercial and Industrial Loans)
RIOSXOTHLL      RCONB718   0            2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in
                                        Schedule RC, item 5) ((Column G) All Other Loans, All Leases, and All Other Assets)
SSRIF1_4        RCONC393   0            2.b. Subordinated securities, and other residual interests ((Column A) 1 to 4 Family
                                        Residential Loans)
SSRIHEL         RCONC394   0            2.b. Subordinated securities, and other residual interests ((Column B) Home Equity Lines)
SSRICCR         RCONC395   0            2.b. Subordinated securities, and other residual interests ((Column C) Credit Card
                                        Receivables)
SSRIAUTOL       RCONC396   0            2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)
SSRIOTHCL       RCONC397   0            2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer Loans)
SSRICIL         RCONC398   0            2.b. Subordinated securities, and other residual interests ((Column F) Commercial and
                                        Industrial Loans)
SSRIOTHLL       RCONC399   0            2.b. Subordinated securities, and other residual interests ((Column G) All Other Loans, All
                                        Leases, and All Other Assets)
SLCOF1_4        RCONC400   0            2.c. Standby letters of credit and other enhancements ((Column A) 1 to 4 Family Residential
                                        Loans)
SLCOHEL         RCONC401   0            2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)
SLCOCCR         RCONC402   0            2.c. Standby letters of credit and other enhancements ((Column C) Credit Card Receivables)
SLCOAUTOL       RCONC403   0            2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)
SLCOOTHCL       RCONC404   0            2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer Loans)
SLCOCIL         RCONC405   0            2.c. Standby letters of credit and other enhancements ((Column F) Commercial and Industrial
                                        Loans)
SLCOOTHLL       RCONC406   0            2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans, All
                                        Leases, and All Other Assets)
UCASWRF1_4      RCONB726   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column A) 1 to 4 Family Residential Loans)
UCASWRHEL       RCONB727   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column B) Home Equity Lines)
UCASWRCCR       RCONB728   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column C) Credit Card Receivables)
UCASWRAUTOL     RCONB729   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column D) Auto Loans)
UCASWROTHCL     RCONB730   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column E) Other Consumer Loans)
UCASWRCIL       RCONB731   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column F) Commercial and Industrial Loans)
UCASWROTHLL     RCONB732   0            3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                        ((Column G) All Other Loans, All Leases, and All Other Assets)
                                        4. Past due loan amounts included in item 1
PD30_89F1_4     RCONB733   0            4.a. 30 to 89 days past due ((Column A) 1 to 4 Family Residential Loans)
PD30_89HEL      RCONB734   0            4.a. 30 to 89 days past due ((Column B) Home Equity Lines)
PD30_89CCR      RCONB735   0            4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
PD30_89AUTOL    RCONB736   0            4.a. 30 to 89 days past due ((Column D) Auto Loans)
PD30_89OTHCL    RCONB737   0            4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)
PD30_89CIL      RCONB738   0            4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
PD30_89OLL      RCONB739   0            4.a. 30 to 89 days past due ((Column G) All Other Loans, All Leases, and All Other Assets)
PD90MF1_4       RCONB740   0            4.b. 90 days or more past due ((Column A) 1 to 4 Family Residential Loans)
PD90MHEL        RCONB741   0            4.b. 90 days or more past due ((Column B) Home Equity Lines)
PD90MCCR        RCONB742   0            4.b. 90 days or more past due ((Column C) Credit Card Receivables)
PD90MAUTOL      RCONB743   0            4.b. 90 days or more past due ((Column D) Auto Loans)
PD90MOTHCL      RCONB744   0            4.b. 90 days or more past due ((Column E) Other Consumer Loans)
PD90MCIL        RCONB745   0            4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
PD90MOLL        RCONB746   0            4.b. 90 days or more past due ((Column G) All Other Loans, All Leases, and All Other Assets)
                                        5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date)
COFSASF1_4      RIADB747   0            5.a. Charge offs ((Column A) 1 to 4 Family Residential Loans)
COFSASHEL       RIADB748   0            5.a. Charge offs ((Column B) Home Equity Lines)
COFSASCCR       RIADB749   0            5.a. Charge offs ((Column C) Credit Card Receivables)
COFSASAUTOL     RIADB750   0            5.a. Charge offs ((Column D) Auto Loans)
COFSASOTHCL     RIADB751   0            5.a. Charge offs ((Column E) Other Consumer Loans)
COFSASCIL       RIADB752   0            5.a. Charge offs ((Column F) Commercial and Industrial Loans)
COFSASOLL       RIADB753   0            5.a. Charge offs ((Column G) All Other Loans, All Leases, and All Other Assets)
RECVASF1_4      RIADB754   0            5.b. Recoveries ((Column A) 1 to 4 Family Residential Loans)
RECVASHEL       RIADB755   0            5.b. Recoveries ((Column B) Home Equity Lines)
RECVASCCR       RIADB756   0            5.b. Recoveries ((Column C) Credit Card Receivables)
RECVASAUTOL     RIADB757   0            5.b. Recoveries ((Column D) Auto Loans)
RECVASOTHCL     RIADB758   0            5.b. Recoveries ((Column E) Other Consumer Loans)
RECVASCIL       RIADB759   0            5.b. Recoveries ((Column F) Commercial and Industrial Loans)
RECVASOLL       RIADB760   0            5.b. Recoveries ((Column G) All Other Loans, All Leases, and All Other Assets)
                                        6. Amount of ownership (or sellers) interests carried as
OISECHEL        RCONB761   0            6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B) Home
                                        Equity Lines)
OISECCCR        RCONB762   0            6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C) Credit
                                        Card Receivables)
OISECCIL        RCONB763   0            6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) (Column F) Commercial and Industrial Loans
OILNHEL         RCONB500   0            6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Lines)
OILNCCR         RCONB501   0            6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)
OILNCIL         RCONB502   0            6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)
                                        7. Past due loan amounts included in interests reported in item 6.a
SHELPD30_89     RCONB764   0            7.a. 30 to 89 days past due ((Column B) Home Equity Lines)
SCCRPD30_89     RCONB765   0            7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)
SCILPD30_89     RCONB766   0            7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)
SHELPD90M       RCONB767   0            7.b. 90 days or more past due ((Column B) Home Equity Lines)
SCCRPD90M       RCONB768   0            7.b. 90 days or more past due ((Column C) Credit Card Receivables)
SCILPD90M       RCONB769   0            7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)
                                        8. Charge offs and recoveries on loan amounts included in interests reported in item 6. a
                                        (calendar year to date)
SHELCOFS        RIADB770   0            8.a. Charge offs ((Column B) Home Equity Lines)
SCCRCOFS        RIADB771   0            8.a. Charge offs ((Column C) Credit Card Receivables)
SCILCOFS        RIADB772   0            8.a. Charge offs ((Column F) Commercial and Industrial Loans)
SHELRECV        RIADB773   0            8.b. Recoveries ((Column B) Home Equity Lines)
SCCRRECV        RIADB774   0            8.b. Recoveries ((Column C) Credit Card Receivables)
SCILRECV        RIADB775   0            8.b. Recoveries ((Column F) Commercial and Industrial Loans)
                                        For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
CRXOBF1_4       RCONB776   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column A) 1 to 4 Family Residential Loans))
CRXOBHEL        RCONB777   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column B) Home
                                        Equity Lines))
CRXOBCCR        RCONB778   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column C)
                                        Credit Card Receivables))
CRXOBAUTOL      RCONB779   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column D) Auto
                                        Loans))
CRXOBOTHCL      RCONB780   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column E)
                                        Other Consumer Loans))
CRXOBCIL        RCONB781   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchasedsubordinated securities, and other enhancements ((Column F)
                                        Commercial and Industrial Loans))
CRXOBOLL        RCONB782   0            9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements ((Column G) All
                                        Other Loans, All Leases, and All Other Assets)
UCOBF1_4        RCONB783   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1 to 4 Family Residential Loans)
UCOBFHEL        RCONB784   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Lines))
UCOBCCR         RCONB785   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)
UCOBAUTOL       RCONB786   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)
UCOBOTHCL       RCONB787   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)
UCOBCIL         RCONB788   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)
UCOBOLL         RCONB789   0            10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans, All Leases, and All Other Assets)
                                        Bank Asset Sales
ASRF1_4NS       RCONB790   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column A) 1 to 4 Family Residential Loans)
ASRHELNS        RCONB791   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column B) Home Equity Lines))
ASRCCRNS        RCONB792   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column C) Credit Card Receivables)
ASRAUTOLNS      RCONB793   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column D) Auto Loans)
ASROTHCLNS      RCONB794   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column E) Other Consumer Loans)
ASRCILNS        RCONB795   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column F) Commercial and Industrial Loans)
ASROLLNS        RCONB796   0            11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column G) All Other Loans, All Leases, and All Other
                                        Assets)
CRXF1_4ASR      RCONB797   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1 to 4 Family Residential
                                        Loans)
CRXHELASR       RCONB798   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity Lines))
CRXCCRASR       RCONB799   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card Receivables)
CRXAUTOLASR     RCONB800   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)
CRXOCLASR       RCONB801   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer Loans)
CRXCILASR       RCONB802   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and Industrial
                                        Loans)
CRXOLLASR       RCONB803   0            12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other Loans, All Leases, and All Other Assets)
                                        Memoranda
                                        M.1. Small business obligations transferred with recourse under Section 208 of the Riegle
                                        Community Development and Regulatory Improvement Act of 1994
SMLBUSOBLG      RCONA249   0            M.1.a. Outstanding principal balance
SMLBUSRECRS     RCONA250   0            M.1.b. Amount of retained recourse on these obligations as of the report date
                                        M.2. Outstanding principal balance of assets serviced for others
ASRVWRF1_4      RCONB804   0            M.2.a. 1 to 4 family residential mortgages serviced with recourse or other servicer provided credit enhancements
ASRVNRF1_4      RCONB805   0            M.2.b. 1 to 4 family residential mortgages serviced with no recourse or other servicer provided credit enhancements
LNSNFAMSERV     RCONA591   0            M.2.c. Other financial assets*
                                        M.3. Asset backed commercial paper conduits
                                        M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements
CRXCONBK        RCONB806   0            M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
CRXCONOIN       RCONB807   0            M.3.a.(2) Conduits sponsored by other unrelated institutions
                                        M.3.b. Unused commitments to provide liquidity to conduit structures
UCCONBK         RCONB808   0            M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company
UCCONOIN        RCONB809   0            M.3.b.(2) Conduits sponsored by other unrelated institutions
OTCCFFCR        RCONC407   0            M.4.Outstanding credit card fees and finance charges included in Schedule RC S, item 1, column C**
                                        * Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than 10 million.
                                        ** Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit specialty banks as defined for
                                        Uniform Bank Performance Report purposes.
                                        Schedule RC T Fiduciary and Related Services
                                        Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.
FIDPWIND        RCONA345   1            1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule RC T.)
FIDPWXIND       RCONA346   1            2. Does the institution exercise the fiduciary powers it has been granted?
FIDACTVIND      RCONB867   1            3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of Schedule RC T.)
                                        If the answer to item 3 is "YES," complete the applicable items of Schedule RC T, as follows
                                        Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
                                        Items 4 through 19 quarterly,
                                        Items 20 through 23 annually with the December report, and
                                        Memorandum items 1 through 4 annually with the December report.
                                        Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                                        Items 4 through 23 annually with the December report, and
                                        Memorandum items 1 through 4 annually with the December report.
                                        Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
                                        Items 4 through 10 annually with the December report, and
                                        Memorandum items 1 through 3 annually with the December report.
                                        FIDUCIARY AND RELATED ASSETS
PTRMASS         RCONB868   230807       4. Personal trust and agency accounts ((Column A) Managed Assets)
PTRNMASS        RCONB869   0            4. Personal trust and agency accounts ((Column B) Non Managed Assets)
PTRMNUM         RCONB870   65           4. Personal trust and agency accounts ((Column C) Number of Managed Accounts)
PTRNMNUM        RCONB871   2            4. Personal trust and agency accounts ((Column D) Number of Non Managed Accounts)
                                        5. Retirement related trust and agency accounts
EMBDFCMA        RCONB872   0            5.a. Employee benefit defined contribution ((Column A) Managed Assets)
EMBDFCNMA       RCONB873   0            5.a. Employee benefit defined contribution ((Column B) Non Managed Assets)
EMBDFCMNUM      RCONB874   0            5.a. Employee benefit defined contribution ((Column C) Number of Managed Accounts)
EMBDFCNMNUM     RCONB875   0            5.a. Employee benefit defined contribution ((Column D) Number of Non Managed Accounts)
EMBDFBMA        RCONB876   790          5.b. Employee benefit defined benefit ((Column A) Managed Assets)
EMBDFBNMA       RCONB877   0            5.b. Employee benefit defined benefit ((Column B) Non Managed Assets)
EMBDFBMNUM      RCONB878   2            5.b. Employee benefit defined benefit ((Column C) Number of Managed Accounts)
EMBDFBNMNUM     RCONB879   0            5.b. Employee benefit defined benefit ((Column D) Number of Non Managed Accounts)
ORTAMASS        RCONB880   18011        5.c. Other retirement accounts ((Column A) Managed Assets)
ORTANMASS       RCONB881   509          5.c. Other retirement accounts ((Column B) Non Managed Assets)
ORTMNUM         RCONB882   30           5.c. Other retirement accounts ((Column C) Number of Managed Accounts)
ORTNMNUM        RCONB883   1            5.c. Other retirement accounts ((Column D) Number of Non Managed Accounts)
CRPAGMASS       RCONB884   0            6. Corporate trust and agency accounts ((Column A) Managed Assets)
CRPAGNMASS      RCONB885   17427008     6. Corporate trust and agency accounts ((Column B) Non Managed Assets)
CRPAGMNUM       RCONC001   0            6. Corporate trust and agency accounts ((Column C) Number of Managed Accounts)
CRPAGNMNUM      RCONC002   5791         6. Corporate trust and agency accounts ((Column D) Number of Non Managed Accounts)
INVMASS         RCONB886   1424851      7. Investment management agency accounts ((Column A) Managed Assets)
INVMNUM         RCONB888   460          7. Investment management agency accounts ((Column C) Number of Managed Accounts)
OFAMASS         RCONB890   0            8. Other fiduciary accounts ((Column A) Managed Assets)
OFANMASS        RCONB891   0            8. Other fiduciary accounts ((Column B) Non-Managed Assets)
OFAMNUM         RCONB892   0            8. Other fiduciary accounts ((Column C) Number of Managed Accounts)
OFANMNUM        RCONB893   0            8. Other fiduciary accounts ((Column D) Number of Non Managed Accounts)
TFDAMASS        RCONB894   1674459      9. Total fiduciary accounts (sum of items 4 through 8) ((Column A) Managed Assets)
TFDANMASS       RCONB895   17427517     9. Total fiduciary accounts (sum of items 4 through 8) ((Column B) Non Managed Assets)
TFDAMNUM        RCONB896   557          9. Total fiduciary accounts (sum of items 4 through 8) ((Column C) Number of Managed
                                        Accounts)
TFDANMNUM       RCONB897   5794         9. Total fiduciary accounts (sum of items 4 through 8) ((Column D) Number of Non-Managed
                                        Accounts)
CUSTNMASS       RCONB898   0            10. Custody and safekeeping accounts ((Column B) Non Managed Assets)
CUSTNMNUM       RCONB899   0            10. Custody and safekeeping accounts ((Column D) Number of Non Managed Accounts)
                                        11. Not applicable
                                        Memoranda
                                        M.1. Managed assets held in personal trust and agency accounts
PTRNINTDEP      RCONB913                M.1.a. Noninterest bearing deposits
PTRINTDEP       RCONB914                M.1.b. Interest bearing deposits
PTRUSGOVT       RCONB915                M.1.c. U.S. Treasury and U.S. Government agency obligations
PTRMUNI         RCONB916                M.1.d. State, county and municipal obligations
PTRMMF          RCONB917                M.1.e. Money market mutual funds
PTRSHTOBL       RCONB918                M.1.f. Other short term obligations
PTROTHNB        RCONB919                M.1.g. Other notes and bonds
PTRCPSTK        RCONB920                M.1.h. Common and preferred stocks
PTRREMTG        RCONB921                M.1.i. Real estate mortgages
PTRRE           RCONB922                M.1.j. Real estate
PTRMISC         RCONB923                M.1.k. Miscellaneous assets
TPTRAG          RCONB868   230807       M.1.l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)
                                        M.2. Corporate trust and agency accounts
CPMUNINUM       RCONB927                M.2.a. Corporate and municipal trusteeships ((Column A) Number of Issues)
CPMUNIAMT       RCONB928                M.2.a. Corporate and municipal trusteeships ((Column B) Principal Amount Outstanding)
CPOTHNUM        RCONB929                M.2.b. Transfer agent, registrar, paying agent, and other corporate agency ((Column A)
                                        Number of Issues)
                                        M.3. Collective investment funds and common trust funds
DMEQNUM         RCONB931                M.3.a. Domestic equity ((Column A) Number of Funds)
DMEQMV          RCONB932                M.3.a. Domestic equity ((Column B) Market Value of Fund Assets)
GLEQNUM         RCONB933                M.3.b. International/Global equity ((Column A) Number of Funds)
GLEQMV          RCONB934                M.3.b. International/Global equity ((Column B) Market Value of Fund Assets)
STKBNDNUM       RCONB935                M.3.c. Stock/Bond blend ((Column A) Number of Funds)
STKBNDMV        RCONB936                M.3.c. Stock/Bond blend ((Column B) Market Value of Fund Assets)
TXBNDNUM        RCONB937                M.3.d. Taxable bond ((Column A) Number of Funds)
TXBNDMV         RCONB938                M.3.d. Taxable bond ((Column B) Market Value of Fund Assets)
MUNINUM         RCONB939                M.3.e. Municipal bond ((Column A) Number of Funds)
MUNIMV          RCONB940                M.3.e. Municipal bond ((Column B) Market Value of Fund Assets)
SHMMNUM         RCONB941                M.3.f. Short term investments/Money market ((Column A) Number of Funds)
SHMMMV          RCONB942                M.3.f. Short term investments/Money market ((Column B) Market Value of Fund Assets)
SPOTHNUM        RCONB943                M.3.g. Specialty/Other ((Column A) Number of Funds)
SPOTHMV         RCONB944                M.3.g. Specialty/Other ((Column B) Market Value of Fund Assets)
TCIFNUM         RCONB945                M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)
                                        ((Column A) Number of Funds)
TCIFMV          RCONB946                M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)
                                        ((Column B) Market Value of Fund Assets)
                                        Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS
                                        LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
                                        The following information is required by Public Laws 90 44 and 102 242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding indiidual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).
                                        (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal
                                        Reserve Board regulation O)
                                        for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers
LEONUM          RCON3561   0            a. Number of loans made to executive officers since the previous Call Report date
LEOAMT          RCON3562   0            b. Total dollar amount of above loans (in thousands of dollars)
LEOINTLO        RCON7701   0            c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
LEOINTHI        RCON7702   0            c. Range of interest charged on above loans (example: 9 3/4% = 9.75)
                                        Consolidated Report of Income
                                        All Report of Income schedules are to be reported on a calendar year to date basis in thousands of dollars
                                        Schedule RI Income Statement
                                        1. Interest income
                                        1.a. Items 1.a.(1) through (6) are to be completed by all banks
                                        Interest and fee income on loans
IRELNS          RIAD4011   0            1.a.(1) Loans secured by real estate
ICILNS          RIAD4012   0            1.a.(2) Commercial and industrial loans
                                        1.a.(3) Loans to individuals for household, family, and other personal expenditures
ILINDCRCD       RIADB485   0            1.a.(3).(a) Credit cards
ILINDOTH        RIADB486   0            1.a.(3).(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)
IFORGOVLNS      RIAD4056   0            1.a.(4) Loans to foreign governments and official institutions
IOTHLOANS       RIAD4058   0            1.a.(5) All other loans*
ILOANS          RIAD4010   0            1.a.(6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))
IDLFIN          RIAD4065   0            1.b. Income from lease financing receivables
IDEPINBAL       RIAD4115   711          1.c. Interest income on balances due from depository institutions**
                                        1.d. Interest and dividend income on securities
IUSTRSXMBS      RIADB488   2929         1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)
IMORTBS         RIADB489   0            1.d.(2) Mortgage backed securities
ISECAOTH        RIAD4060   11           1.d.(3). All other securities (includes securities issued by states and political subdivisions in the U.S.)
ITRADE          RIAD4069   0            1.e. Interest income from trading assets
IFFSOLD         RIAD4020   0            1.f. Interest income on federal funds sold and securities purchased under agreements to resell
IOTHINT         RIAD4518   135          1.g. Other interest income
TOTINTINC       RIAD4107   3786         1.h. Total interest income (sum of items 1.a(6) through 1.g)
                                        2. Interest expense
                                        2.a. Interest on deposits
ETRANSDEP       RIAD4508   0            2.a.(1). Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)
                                        2.a.(2). Nontransaction accounts
ENTSAVDP        RIAD0093   0            2.a.(2).(a) Savings deposits (includes MMDAs)
ETMEGT100       RIADA517   0            2.a.(2).(b) Time deposits of $100,000 or more
ETMELT100       RIADA518   0            2.a.(2).(c) Time deposits of less than $100,000
EFFPUR          RIAD4180   0            2.b. Expense of federal funds purchased and securities sold under agreements to repurchase
EBORROWING      RIAD4185   0            2.c. Interest on trading liabilities and other borrowed money
ESUBORN         RIAD4200   0            2.d. Interest on subordinated notes and debentures
TOTINTEXP       RIAD4073   0            2.e. Total interest expense (sum of items 2.a through 2.d)
NETINTINC       RIAD4074   3786         3. Net interest income (item 1.h minus 2.e)
ELNLOSS         RIAD4230   0            4. Provision for loan and lease losses
                                        5. Noninterest income
IFIDUC          RIAD4070   83225        5.a. Income from fiduciary activities***
ISERCHG         RIAD4080   0            5.b. Service charges on deposit accounts
TRDREVTOT       RIADA220   0            5.c. Trading revenue*****
IINVBKF         RIADB490   0            5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions
IVTCAPREV       RIADB491   0            5.e. Venture capital revenue
INETSRVF        RIADB492   0            5.f. Net servicing fees
INETSECZ        RIADB493   0            5.g. Net securitization income
UNDWRINC        RIADC386   0            5.h.(1) Underwriting income from insurance and reinsurance activities
INCOTHACT       RIADC387   0            5.h.(2) Income from other insurance activities
NETGNSLN        RIAD5416   0            5.i. Net gains (losses) on sales of loans and leases
NETGNSRE        RIAD5415   0            5.j. Net gains (losses) on sales of other real estate owned
NETGNSOA        RIADB496   0            5.k. Net gains (losses) on sales of other assets (excluding securities)
OTHNIINC        RIADB497   0            5.l. Other noninterest income*
TOTNINTINC      RIAD4079   83225        5.m. Total noninterest income (sum of items 5.a through 5.l)
ISECGLHTM       RIAD3521   0            6.a. Realized gains (losses) on held to maturity securities
ISECGLAFS       RIAD3196   0            6.b. Realized gains (losses) on available for sale securities
                                        7. Noninterest expense
ESAL            RIAD4135   29099        7.a. Salaries and employee benefits
EPREMAGG        RIAD4217   4457         7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)
GDWLIMPLS       RIADC216   0            7.c.(1). Goodwill impairment losses
AMEXPINTN       RIADC232   0            7.c.(2). Amortization expense and impairment losses for other intangible assets
EOTHNONINT      RIAD4092   39152        7.d. Other noninterest expense*
TOTNINTEXP      RIAD4093   72708        7.e.Total noninterest expense (sum of items 7.a through 7.d)
INCBEFTAX       RIAD4301   14303        8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)
INCTAXOPER      RIAD4302   6057         9. Applicable income taxes (on item 8)
INCBEFEXTR      RIAD4300   8246         10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)
EXTRA           RIAD4320   0            11. Extraordinary items and other adjustments, net of income taxes*
NETINC          RIAD4340   8246         12. Net income (loss) (sum of items 10 and 11)
                                        Memoranda
EINTNOTDED      RIAD4513   0            M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes
IFEEMUTFND      RIAD8431   0            M.2. Income from the sale and servicing of mutual funds and annuities (included in Schedule
                                        RI, item 8)
IESTTXEXOT      RIAD4313   0            M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S.
                                        (included in Schedule RI, items 1.a and 1.b)
ITXEXSECST      RIAD4507   0            M.4. Income on tax exempt securities issued by states and political subdivisions in the U.S.
                                        (included in Schedule RI, item 1.d.(3))
NUMEMP          RIAD4150   258          M.5. Number of full time equivalent employees at end of current period (round to nearest whole number)
                                        M.6. Memorandum item 6 is to be completed by ******
                                        banks with $300 million or more in total assets, and
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.
IFARMLOANS      RIAD4024                Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))
BNKACQDTE       RIAD9106   0            M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition *******
                                        M.8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC K, item 7) of $2 million or more for any quarter of the preceding calender year.)
INTRTETRDREV    RIAD8757   0            M.8.a. Interest rate exposures
FGNEXTRDREV     RIAD8758   0            M.8.b. Foreign exchange exposures
EQTRDREV        RIAD8759   0            M.8.c. Equity security and index exposures
CMDTYTRDREV     RIAD8760   0            M.8.d. Commodity and other exposures
                                        M.9. Not applicable
                                        M.10. To be completed by banks with $300 million or more in total assets:******
CRLOSDER        RIADA251                Credit losses on derivatives (see instructions)
SUBCHAPSIND     RIADA530   0            M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?
                                        ** Includes interest and fee income on Loans to depository institutions and acceptances of other banks, Loans to finance agricultural production and other loans of farmers,
                                        Obligations (other than securities and leases) of states and political subdivisions inthe
                                        U.S. and "Other loans."
                                        ** Includes interest income on time certificates of deposit not held for trading.
                                        **** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in
                                        Schedule RC T, item 19.
                                        ***** For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.
                                        ****** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.
                                        ******* For example, a bank acquired on March 1, 2005, would report 20050301.
                                        Schedule RI A Changes in Equity Capital
                                        Indicate decreases and losses in parentheses
CAPPREV         RIAD3217   120947       1. Total equity capital most recently reported for the December 31, 2005, Reports of
                                        Condition and Income (i.e., after adjustments from amended Reports of Income)
CAPRESTATE      RIADB507   0            2. Restatements due to corrections of material accounting errors and changes in accounting principles*
CAPBALPY        RIADB508   120947       3. Balance end of previous calendar year as restated (sum of items 1 and 2)
CAPNET          RIAD4340   8246         4. Net income (loss) (must equal Schedule RI, item 12)
CAPSTKXTR       RIADB509   0            5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)
CAPTRSTK        RIADB510   0            6. Treasury stock transactions, net
CAPMRG          RIAD4356   0            7. Changes incident to business combinations, net
CAPDIVP         RIAD4470   0            8. LESS: Cash dividends declared on preferred stock
CAPDIVC         RIAD4460   18000        9. LESS: Cash dividends declared on common stock
CAPCOMPI        RIADB511   39           10. Other comprehensive income **
CAPHOLDTRX      RIAD4415   0            11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)
CAPEND          RIAD3210   111232       12. Total equity capital end of current period (sum of items 3 through 11) (must equal
                                        Schedule RC, item 28)
                                        *Describe on Schedule RI E Explanations
                                        ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.
                                        Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance for
                                        Loan and Lease Losses
                                        Part I. Charge offs and Recoveries on Loans and Leases
                                        Part I includes charge offs and recoveries through the allocated transfer risk reserve
                                        1. Loans secured by real estate
CONSTCOFS       RIAD3582   0            1.a. Construction, land development, and other land loans ((Column A) Charge offs* (Calendar year to date))
CONSTRECOV      RIAD3583   0            1.a. Construction, land development, and other land loans ((Column B) Recoveries (Calendar year to date))
FARMCHGOF       RIAD3584   0            1.b. Secured by farmland ((Column A) Charge offs* (Calendar year to date))
FARMRECOV       RIAD3585   0            1.b. Secured by farmland ((Column B) Recoveries (Calendar year to date))
                                        1.c. Secured by 1-4 family residential properties
REVRSCOFS       RIAD5411   0            1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))
REVRSRECOV      RIAD5412   0            1.c.(1) Revolving, open end loans secured by 1-4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))
                                        1.c.(2) Closed end loans secured by 1-4 family residential properties
CLD1STCOFS      RIADC234   0            1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))
CLD1STRECOV     RIADC217   0            1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))
CLDJLCOFS       RIADC235   0            1.c.(2).(b)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))
CLDJLRECOV      RIADC218   0            1.c.(2).(b)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))
MLTRSCOFS       RIAD3588   0            1.d. Secured by multifamily (5 or more) residential properties ((Column A) Charge offs*
                                        (Calendar year to date))
MLTRSRECOV      RIAD3589   0            1.d. Secured by multifamily (5 or more) residential properties ((Column B) Recoveries
                                        (Calendar year to date))
NONRSCOFS       RIAD3590   0            1.e. Secured by nonfarm nonresidential properties ((Column A) Charge offs* (Calendar year to date))
NONRSRECOV      RIAD3591   0            1.e. Secured by nonfarm nonresidential properties ((Column B) Recoveries (Calendar year to date))
DEPCOFS         RIAD4481   0            2. Loans to depository institutions and acceptances of other banks ((Column A) Charge offs*
                                        (Calendar year to date))
DEPRECV         RIAD4482   0            2. Loans to depository institutions and acceptances of other banks ((Column B) Recoveries
                                        (Calendar year to date))
                                        3. Not applicable
CICOFS          RIAD4638   0            4. Commercial and industrial loans ((Column A) Charge offs* (Calendar year to date))
CIRECV          RIAD4608   0            4. Commercial and industrial loans ((Column B) Recoveries (Calendar year to date))
                                        5. Loans to individuals for household, family, and other personal expenditures
CRCDCOFS        RIADB514   0            5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))
CRCDRECOV       RIADB515   0            5.a. Credit cards ((Column B) Recoveries (Calendar year to date))
NCRCDCOFS       RIADB516   0            5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))
NCRCDRECOV      RIADB517   0            5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))
FGCOFS          RIAD4643   0            6. Loans to foreign governments and official institutions ((Column A) Charge offs* (Calendar year to date))
FGRECV          RIAD4627   0            6. Loans to foreign governments and official institutions ((Column B) Recoveries (Calendar year to date))
OLNSCOFS        RIAD4644   0            7. All other loans** ((Column A) Charge offs* (Calendar year to date))
OLNSRECV        RIAD4628   0            7. All other loans** ((Column B) Recoveries (Calendar year to date))
LEASECOFS       RIAD4266   0            8. Lease financing receivables ((Column A) Charge offs* (Calendar year to date))
LEASERECV       RIAD4267   0            8. Lease financing receivables ((Column B) Recoveries (Calendar year to date))
TOTALCOFS       RIAD4635   0            9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))
TOTALRECV       RIAD4605   0            9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))
                                        Memoranda
COMRECOFS       RIAD5409   0            M.1. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
                                        ((Column A) Charge-offs* (Calendar-year-to-date))
COMRERECOV      RIAD5410   0            M.1. Loans to finance commercial real estate, construction, and land development activities
                                        (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above
                                        ((Column B) Recoveries (Calendar-year-to-date))
                                        M.2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:***
RECOFSNUS       RIAD4652                M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                        RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))
RERECVNUS       RIAD4662                M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                        RI B, part I, item 1, above) ((Column B) Recoveries (Calendar year to date))
DEPCOFSFOR      RIAD4654                M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column A) Charge offs* (Calendar year to date))
DEPRECVFOR      RIAD4664                M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column B) Recoveries (Calendar year to date))
CINUCOFS        RIAD4646                M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                        Schedule RI B, part I, item 4, above) ((Column A) Charge offs* (Calendar year to date))
CINURECV        RIAD4618                M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                        Schedule RI B, part I, item 4, above) ((Column B) Recoveries (Calendar year to date))
LSECOFSNUS      RIAD4659                M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                        RI B, part I, item 8, above) ((Column A) Charge offs* (Calendar year to date))
LSERECVNUS      RIAD4669                M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule
                                        RI B, part I, item 8, above) ((Column B) Recoveries (Calendar year to date))
FARMCOFS        RIAD4655   0            M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to
FARMRECV        RIAD4665   0            M.3. Memorandum item 3 is to be completed by:***
                                        banks with $300 million or more in total assets, and
                                        banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans
                                        Loans to finance agricultural production and other loans to farmers (included in Schedule RI
                                        B, part I, item 7, above) (Column A) Charge offs*
                                        Loans to finance agricultural production and other loans to farmers (included in Schedule RI
                                        B, part I, item 7, above) (Column B) Recoveries
                                        Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
UNCOLLCCF       RIADC388   0            M.4. Uncollectible retail credit card fees and finance charges reversed against income
                                        (i.e., not included in charge offs against the allowance for loan and lease losses)
                                        Part II. Changes in Allowance for Loan and Lease Losses
LNLSPREV        RIADB522   0            1. Balance most recently reported for the December 31, 2005, Reports of Condition and
                                        Income. (i.e., after adjustments from amended Reports of Income)
LNLSREC         RIAD4605   0            2. Recoveries (must equal part I, item 9, column B above)
LNCOFSWRD       RIADC079   0            3. LESS: Charge offs (must equal part I, item 9, column A above less Schedule RI B, part II, item 4)
LNWRDADJ        RIAD5523   0            4. LESS: Write downs arising from transfers of loans to a held for sale account
LNLSPROV        RIAD4230   0            5. Provision for loan and lease losses (must equal Schedule RI, item 4)
ALLWADJS        RIADC233   0            6. Adjustments**** (see instructions for this schedule)
LNLSEND         RIAD3123   0            7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)
                                        Memoranda
ALLCTRR         RIADC435   0            M.1. Allocated transfer risk reserve included in Schedule RI B, part II, item 7 above
                                        Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
SPVALUCCF       RIADC389   0            M.2. Separate valuation allowance for uncollectible retail credit card fees and finance charges
CCFALLW         RIADC390   0            M.3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges
                                        Memorandum item 4 is to be completed by all banks.
RIADC781        RIADC781   0            M.4. Amount of allowance for post acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03 3 (included in Schedule RI B, part II, item 7, above)
                                        * Include write-downs arising from transfers of loans to the held for sale account.
                                        ** Includes charge offs and recoveries on Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political subdivisions in the U.S., and Other loans.
                                        *** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of
                                        Condition.
                                        **** Describe on Schedule RI E Explanations
                                        Schedule RI E Explanations
                                        Schedule RI E is to be completed each quarter on a calendar year to date basis.
                                        Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                        1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m (Year to date)
                                        Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m
                                        (Year to date)
IFPRCHECKS      RIADC013   0            1.a. Income and fees from the printing and sale of checks
INCRVALCSV      RIADC014   0            1.b. Earnings on/increase in value of cash surrender value of life insurance
ATMFEEINC       RIADC016   0            1.c. Income and fees from automated teller machines (ATMs)
RENTINORE       RIAD4042   0            1.d. Rent and other income from other real estate owned
SAFEDRENT       RIADC015   0            1.e. Safe deposit box rent
INONINTA        RIAD4461   0            1.f. TEXT 4461
INONINTB        RIAD4462   0            1.g. TEXT 4462
INONINTC        RIAD4463   0            1.h. TEXT 4463
                                        2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m
EXPDPROC        RIADC017   0            2.a. Data processing expenses
EXPADVMKT       RIAD0497   0            2.b. Advertising and marketing expenses
DRECTSFEE       RIAD4136   0            2.c. Directors fees
STAPRTSUP       RIADC018   0            2.d. Printing, stationery, and supplies
EXPPOSTG        RIAD8403   0            2.e. Postage
EXPLEGAL        RIAD4141   0            2.f. Legal fees and expenses
DEPINSASM       RIAD4146   0            2.g. FDIC deposit insurance assessments
ENONINTA        RIAD4464   19629        2.h. TEXT 4464
ENONINTB        RIAD4467   11112        2.i. TEXT 4467
ENONINTC        RIAD4468   3394         2.j. TEXT 4468
                                        3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule
                                        RI, item 11) (itemize and describe all extraordinary items and other adjustments)
EXTRAA          RIAD4469   0            3.a.(1) TEXT 4469 (Year to date)
EXTAXA          RIAD4486   0            3.a.(2) Applicable income tax effect
EXTRAB          RIAD4487   0            3.b.(1) TEXT 4487
EXTAXB          RIAD4488   0            3.b.(2) Applicable income tax effect
EXTRAC          RIAD4489   0            3.c.(1) TEXT 4489
EXTAXC          RIAD4491   0            3.c.(2) Applicable income tax effect
                                        4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements)
CAPRESTA        RIADB526   0            4.a. TEXT B526
CAPRESTB        RIADB527   0            4.b. TEXT B527
                                        5. Other transactions with parent holding company (from Schedule RI A, item 11) (itemize and describe all such transactions)
CAPHOLDA        RIAD4498   0            5.a. TEXT 4498
CAPHOLDB        RIAD4499   0            5.b. TEXT 4499
                                        6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6)
                                        (itemize and describe all adjustments)
                                        (itemize and describe all adjustments)
LNLSADJA        RIAD4521   0            6.a. (TEXT 4521)
LNLSADJB        RIAD4522   0            6.b. (TEXT 4522)
                                        7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income)
                                        Comments?
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